UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number                811-23292

NB Crossroads Private Markets Fund V (TE) Advisory LP

(Exact name of registrant as specified in charter)

325 North Saint Paul Street

49th Floor

Dallas, TX 75201

(Address of principal executive offices) (Zip code)

David Morse, Vice President

Neuberger Berman Investment Advisers LLC

1290 Avenue of the Americas

New York, NY 10104

(Name and address of agent for service)

Registrant’s telephone number, including area code:        1-212-476-8800

Date of fiscal year end:     March 31

Date of reporting period:       March 31, 2026

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

(a)

NB Crossroads Private Markets Fund V (TE) Advisory LP

Annual Report

For the year ended March 31, 2026

NB Crossroads Private Markets Fund V (TE) Advisory LP
(Unaudited)

Private Equity Market Update

The U.S. economy continued to expand in 2025, though at a more modest pace than the prior year. Real GDP growth decelerated to 2.1%,1 down from 2.8% in 2024, while the labor market showed signs of softness as the unemployment rate drifted upward to 4.4% from 4.1%. Inflation continued to moderate, with the Consumer Price Index (CPI) rising 2.7% year-over-year in December 2025, slightly below the 2.9% reading recorded in December 2024.2

Against this backdrop, monetary policy was shaped heavily by the evolving tariff environment. Following three interest rate cuts between September and December 2024, the Federal Reserve (“Fed”) held the federal funds rate unchanged through the first half of 2025. This pause reflected uncertainty around the inflationary and growth implications of the broad tariff measures introduced by the Trump administration, which, while repeatedly revised, carried the potential to both lift consumer prices and weigh on economic activity. The Fed ultimately viewed any tariff-driven inflation as transitory, while growing concern over labor market softness (particularly below-trend monthly job growth from May - September 2025) prompted it to resume cutting rates at its final three meetings of the year. By year-end, the federal funds rate settled at a target range of 3.50–3.75%.3

The tariff announcements introduced a period of uncertainty that weighed on near-term dealmaking and exit outlooks, particularly following the scope of the "Liberation Day" announcements in April 2025. Despite the uncertainty with tariffs, private equity (PE) portfolios demonstrated relative resilience, as approximately 73% of PE managers surveyed by Neuberger following the proposed tariffs on April 2, 2025 expected no near-term valuation impact from tariffs, and nearly half anticipated no material effect on revenue, costs, or EBITDA, reflecting the asset class's comparatively lower direct exposure to tariff-sensitive sectors relative to public equity markets.4

The U.S. Private Equity market nonetheless delivered a strong performance in 2025 across most key metrics, as rate cuts in the second half of the year lowered the cost of capital and over $1 trillion in available dry powder provided sponsors with ample resources to pursue transactions. Buyout activity accelerated meaningfully, with deal value reaching levels not seen since the 2021 peak, driven by a surge in large-scale and public-to-private transactions that benefited from improved financing conditions and a more permissive regulatory environment.5

Exit activity similarly rebounded, with total exit value rising 90% year-over-year to $728 billion, the second-highest annual total on record. This recovery was driven heavily by a concentration of mega-sized transactions above $1 billion, also supported by a leap in sponsor-to-sponsor transactions, positive IPO conditions, and improved investor sentiment following a slow first half of 2025. Leveraged buyout (LBO) purchase multiples edged higher to 11.1x EBITDA while leverage declined modestly to 5.1x, reflecting sponsor discipline in capital structure construction even as deal sizes grew. Fundraising, however, remained a soft spot, with U.S. buyout funds raising $258 billion across 260 funds in 2025, roughly flat year-over-year with 2024 but well below the $352 billion raised in 2023, as distributions have yet to fully replenish investor capacity and capital formation continued to consolidate around larger, more established managers.6

Looking ahead, the U.S. Private Equity market faces a more measured near-term backdrop. Tariff and trade policy uncertainty, geopolitical risk, and a more gradual Fed easing path have moderated early-year expectations, with Q1 2026 deal activity and leveraged loan volume running behind prior year levels. Sponsors are expected to continue prioritizing distribution generation and broaden exits beyond the highest-quality assets that anchored 2025 activity. Fundraising conditions remain selective globally, though managers reaching the market are finding receptive investors. Operational improvement and disciplined underwriting have emerged as the defining themes shaping investment conviction heading into the year. AI continues to reshape the competitive landscape across sectors and presents opportunities for operational improvement. Recent public market volatility in the software sector has prompted sponsors and lenders to refine valuation frameworks and underwriting assumptions for software and tech-enabled businesses.

1 Bureau of Economic Analysis, as of April 7, 2026.

2 Bureau of Labor Statistics, as of April 7, 2026.

3 Congressional Research Service, "Federal Reserve Cuts Interest Rates in Late 2025" (IN12635), December 22, 2025.

4 NB Private Markets – Private Equity Manager Tariff Survey Findings, April 2025.

5 Pitchbook 2025 Annual US PE Breakdown.

6 Preqin, as of April 7, 2026.

NB Crossroads Private Markets Fund V (TE) Advisory LP
(Unaudited)

Private Equity Investment Activity

In 2025, $610 billion was invested in the U.S. Private Equity market, continuing the recovery from the 2022-23 trough following the 2021 historic peak in deal activity. Investment activity peaked in 2021 at $808 billion before declining to $585 billion in 2022 and $405 billion in 2023. Deal activity has since rebounded to $508 billion in 2024 and further accelerated in 2025. The 2025 figure meaningfully surpasses the prior year level and the pre-2021 baseline, which trended closer to ~$410 billion annually from 2016 to 2020. This increase underscores a sustained and broadening recovery in capital deployment.7

Deal activity in 2025 began against an encouraging backdrop, as the resolution of the U.S. presidential election and expectations of a more permissive regulatory environment under the incoming administration generated early optimism among sponsors. While tariffs were widely anticipated as a cornerstone of the incoming administration's trade agenda, the scope and severity of the "Liberation Day" announcements in April caught the market off guard, triggering a sharp selloff and prompting sponsors to pause deal activity as investors were met with uncertainty around global trade policy and its downstream effects on portfolio company earnings.4 PE activity rebounded strongly in Q3 and Q4, supported by 75 basis points of Fed interest rate cuts, over $1 trillion in available U.S. dry powder, and improving market clarity, driving second-half deal flow to levels not seen since the 2021 peak.5

Growth equity continued to represent a substantial share of deal activity in 2025, making up 21% of all PE deals for the year, nearly on par with buyouts, which accounted for 21% of deal count. This highlights the strategy's enduring role alongside traditional control-oriented investments. Add-on acquisitions remained a cornerstone of sponsors’ strategies, representing 73% of all PE buyouts in 2025, flat year-over-year and consistent with the five-year average of 73%, reflecting a sustained approach among GPs for platform consolidation as a means of driving operational efficiencies and inorganic growth. Corporate carveouts continued to gain prominence as a deal sourcing theme as sponsors increasingly targeted divisions with strong standalone potential that parent companies viewed as non-core or underperforming. Carveouts and divestitures offer a compelling combination of attractive entry valuations and clear operational upside under private ownership, accounting for 10% of all PE buyouts in the fourth quarter of 2025, consistent with the elevated levels observed in recent years.5

Source: PitchBook as of 2025 Q4. Other volume includes Growth/Expansion Equity, Private Investment in Public Equity and Investor Buyout by Management

7 PitchBook, as of April 7, 2026.

NB Crossroads Private Markets Fund V (TE) Advisory LP
(Unaudited)

Private Equity Outlook for 2026

Heading into 2026, moderating inflation, improving financing conditions, and a record $1.1 trillion in dry powder were expected to support continued expansion in PE deal activity. Q1 2026 proved bumpier than anticipated. Tariff and trade policy uncertainty, geopolitical risk, and diminished expectations for further Fed rate cuts have introduced a meaningful risk-off tone, with total leveraged loan activity running 32% behind the prior year's pace and PE deal value posting its slowest quarter since Q2 2025.8 Net new M&A-driven issuance has held up, but strength remains concentrated in a handful of outsized transactions built on a prior-year pipeline, suggesting a broad-based recovery may take longer to materialize than initially expected.

Sponsors are expected to remain disciplined on leverage levels, keeping equity contributions elevated and placing greater emphasis on earnings growth as the primary driver of returns over multiple expansion. Exit momentum from 2025 is expected to carry forward. GP-led secondaries and the broader secondaries market will remain a significant source of investor liquidity alongside conventional exits.

Artificial Intelligence (AI) disruption has emerged as a central theme heading into and in Q1 2026. Recent product releases from OpenAI and Anthropic have rattled public market confidence in the software sector, calling into question the durable retention and terminal value assumptions that historically underpinned SaaS valuations. While public market volatility is not a direct read-through to private valuations in the near term, it influences sentiment and the public comparables used in quarterly valuation frameworks. Further, we find that private equity ownership can itself be a meaningful buffer because skilled sponsors may be able to invest through volatility, support management teams, and reposition businesses in ways that public market participants often cannot. Sponsors are assessing AI in two directions for every software and tech-enabled investment — disruption risk, including pricing compression, lower barriers to entry, and workflow displacement, alongside potential upside from market expansion, improved retention, and enhanced unit economics. Mission-critical, vertically embedded platforms with proprietary data advantages are viewed as more resilient; single-function point solutions face greater displacement risk.9

Fund Overview

NB Crossroads Private Markets Fund V (TE) Advisory LP (the “Fund”) invests all or substantially all of its assets in NB Crossroads Private Markets Fund V Holdings LP (the “Master Fund” and together with the Fund, “PMF V”). The Master Fund has the same investment objective, investment policies and restrictions as its feeder funds. This form of investment structure is commonly known as a “master/feeder” structure. PMF V aims to provide investors attractive risk-adjusted returns. PMF V seeks to achieve its objective by investing in a diversified global portfolio of high-quality third-party private equity funds (“Portfolio Funds”), including secondary investments in underlying Portfolio Funds acquired from investors in such Portfolio Funds, pursuing investment strategies in small and mid-cap buyout, large-cap buyout, special situations (primarily distressed-oriented strategies), and venture and growth capital, and by co-investing directly in portfolio companies alongside Portfolio Funds and other private equity firms. The Master Fund is fully committed to a diversified set of Portfolio Funds and portfolio companies and allocated across investment strategy, asset class, industry, sponsor and geography. As of March 31, 2026, the Master Fund was invested across 53 investments, including 26 co-investments, 25 primary Portfolio Fund investments and 2 secondary Portfolio Fund investments.

The Fund generated a 2.25% total return on a net asset value (“NAV”) basis for the fiscal year ended March 31, 2026. PMF V generated positive performance results across its three key transaction types: primary, secondary and co-investments. Among the positive drivers, PMF V benefitted from a primary investment in a North American industrials manufacturing, services and technology special situations fund, a co-investment in a European automative business and a primary investment in a European education, consumer and TMT (technology, media, and telecom) mid-cap buyout fund.

On the other hand, among the detractors from performance, PMF V saw negative performance from a primary investment in a North American and European technology fund. Additionally, PMF V saw negative performance from a primary investment in a North American middle market buyout fund focused on government services and technology-enabled solutions. At this point in PMF V’s fund term, we remain focused on continued value creation in the portfolio and generating distributions for investors.

The portfolio composition, industries and holdings of the Fund are subject to change without notice. The opinions are as of the date of this report and are subject to change without notice.

8 PitchBook Leveraged Commentary and Data U.S. LBO Debt Quarterly Trend Lines 4Q 2025.

9 Bain & Company, Global Private Equity Report 2026.

NB Crossroads Private Markets Fund V (TE) Advisory LP
(Unaudited)

Fund Performance – Average Annual Total Return Ended 3/31/2026

	1 Year	5 Year	Since Inception
NB Crossroads Private Markets Fund V (TE) Advisory LP1	2.25%	7.37%	9.21%
MSCI World Index (Net)[2]	18.90%	10.27%	11.07%

The performance data quoted represent past performance and does not predict future performance. Current performance may be lower or higher than the performance data quoted.

The results shown in the table reflect the reinvestment of distributions, if any. The results do not reflect the effect of taxes a Fund investor (“Investor”) would pay on Fund distributions or on the sale of the Fund’s limited liability company interests (the “Interests”).

Unlike open-ended funds, the Fund’s Interests are not continually offered. The Fund offered its Interests only to persons or entities that are both “accredited investors” as defined in Section 501(a) of Regulation D under the Securities Act of 1933, as amended (the “Securities Act”), and “qualified clients” as defined in Rule 205-3 under the Investment Advisers Act of 1940, as amended, in private placement transactions that do not involve any “public offering” within the meaning of Section 4(a)(2) of, and/or Regulation D under, the Securities Act.

(1)	The Fund commenced operations on July 31, 2018.

(2)	The MSCI World Index captures large and mid-cap representation across 23 Developed Markets countries. The index covers approximately 85% of the free float-adjusted market capitalization in each country. The Developed Markets countries include Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the UK and the US. The MSCI World Index (Net) calculates reinvested dividends net of withholding taxes. The index is unmanaged and does not include fees. Investors may not invest in the index directly.

NB Crossroads Private Markets Fund V (TE) Advisory LP
(Unaudited)

Growth of a $50,000 Investment

This graph shows the change in value of a hypothetical $50,000 investment in the Fund for the life of the Fund since its inception. The results shown in the graph reflect the reinvestment of Fund distributions, in any. The results do not reflect the effect of taxes and Investor would pay on Fund distributions. The result is compared with a broad-based market index. The market index has not been reduced to reflect any of the fees and costs of investing. The required minimum initial capital commitment by an Investor in the Fund was $50,000. Consistent with Securities and Exchange Commission reporting requirement, the line graph above assumes that an Investor’s $50,000 capital commitment was fully called and invested at the commencement of the Fund’s operations; however, as disclosed to potential investors, their initial capital commitments to the Fund would not be full called and immediately invested. Rather, Investors’ capital commitments are called and drawn down by the Fund as investment opportunities are identified by the Fund’s Investment Adviser over the term of the Fund. As such, the investment growth shown in the line graph above may not reflect the actual performance experience of an Investor invested in the Fund over this time period.

Impact of the Fund’s Distribution Policy

The Fund does not have a policy or practice of maintaining a specified level of distributions to investors. From time to time, the Fund pays distributions at the discretion of the Board of Directors as distributions are received from underlying fund investments due to liquidity events. In general, this practice does not affect the Fund’s investment strategy and may reduce the Fund’s net asset value. Over time, a portion of an Investor’s distribution will be a return of its capital given the Fund has a limited term and will seek to return its available assets to investors. The tax characteristics of an Investor’s distributions will be reflected on its annual Schedule K-1 form.

NB Crossroads Private Markets Fund V (TE) Advisory LP For the year ended March 31, 2026 Index	Page No.

NB Crossroads Private Markets Fund V (TE) Advisory LP

Consolidated Statement of Assets, Liabilities and Partners’ Capital – Net Assets

As of March 31, 2026

Assets

Investment in the Master Fund, at fair value	$24,203,333
Investment in Money Market Fund	468,224
Current tax asset	171,684
Prepaid legal fees	3,850
Interest receivable	1,405

Total Assets	$24,848,496

Liabilities

Deferred tax liability	$458,251
Tax preparation fees payable	88,975
Audit fees payable	11,368
Administration service fees payable	9,716
Due to Affiliate	5,634
Other payables	1,212

Total Liabilities	$575,156

Commitments and contingencies (Note 4)

Partners’ Capital - Net Assets	$24,273,340

Units of Partnership Interests outstanding (unlimited units authorized)	17,178.56
Net Asset Value Per Unit	$1,413.00

The accompanying notes and attached financial statements of NB Crossroads Private Markets Fund V Holdings LP

are an integral part of these consolidated financial statements.

NB Crossroads Private Markets Fund V (TE) Advisory LP

Consolidated Statement of Operations

For the year ended March 31, 2026

Net Investment Loss Allocated from the Master Fund:

Interest income	$31,422
Expenses	(297,451)

Total Net Investment Loss Allocated from the Master Fund	(266,029)

Fund Income:

Interest income	26,590

Total Fund Income	26,590

Fund Expenses:

Tax preparation fees	89,866
Administration service fees	38,434
Audit fees	20,580
Custody fees	14,671
Legal fees	5,116
Other expenses	8,415

Total Fund Expenses	177,082

Tax expense (benefit)	(292,594)

Total Fund Expenses, net of taxes	(115,512)

Net Investment Loss	(123,927)

Net Realized and Change in Unrealized Gain on Investment in the Master Fund (Note 2)
Net realized gain on investment in the Master Fund	3,004,256
Net change in unrealized appreciation on investment in the Master Fund	(2,145,072)
Incentive carried interest	(51,468)

Net Realized and Change in Unrealized Gain on Investment in the Master Fund	807,716

Net Increase in Partners’ Capital – Net Assets Resulting from Operations	$683,789

The accompanying notes and attached financial statements of NB Crossroads Private Markets Fund V Holdings LP

are an integral part of these consolidated financial statements.

NB Crossroads Private Markets Fund V (TE) Advisory LP

Consolidated Statement of Changes in Partners’ Capital – Net Assets

For the year ended March 31, 2025

Total Partners
Partners' committed capital	$24,923,000

Partners' capital at April 1, 2024	$29,684,883
Capital distributions	(2,305,379)
Net investment loss	(563,713)
Net realized gain on investment in the Master Fund	1,198,343
Net change in unrealized appreciation on investment in the Master Fund	46,961
Net change in incentive carried interest	(47,711)
Partners' capital at March 31, 2025	$28,013,384

For the year ended March 31, 2026

Total Partners
Partners' committed capital	$24,923,000

Partners' capital at April 1, 2025	$28,013,384
Capital distributions	(4,423,833)
Net investment loss	(123,927)
Net realized gain on investment in the Master Fund	3,004,256
Net change in unrealized appreciation on investment in the Master Fund	(2,145,072)
Net change in incentive carried interest	(51,468)
Partners' capital at March 31, 2026	$24,273,340

The accompanying notes and attached financial statements of NB Crossroads Private Markets Fund V Holdings LP

are an integral part of these consolidated financial statements.

NB Crossroads Private Markets Fund V (TE) Advisory LP

Consolidated Statement of Cash Flows

For the year ended March 31, 2026

CASH FLOWS FROM OPERATING ACTIVITIES

Net change in Partners’ Capital – Net Assets resulting from operations	$683,789
Adjustments to reconcile net change in Partners’ Capital – Net Assets resulting from operations to net cash provided by operating activities:
Distributions from the Master Fund	4,152,316
Total net investment gain allocated from the Master Fund	(2,686,759)
Net change in unrealized (appreciation) depreciation on investment in the Master Fund	2,145,072
Net purchases and sales of short term investments	479,717
Changes in assets and liabilities related to operations
(Increase) decrease in current tax asset	128
(Increase) decrease in prepaid legal fees	(17)
(Increase) decrease in interest receivable	1,978
Increase (decrease) in deferred tax liability	(341,629)
Increase (decrease) in tax preparation fees payable	2,593
Increase (decrease) in audit fees payable	9,064
Increase (decrease) in administration service fees payable	94
Increase (decrease) in due to Affiliate	(22,513)

Net cash provided by (used in) operating activities	4,423,833

CASH FLOWS FROM FINANCING ACTIVITIES

Distributions to Partners	(4,423,833)

Net cash provided by (used in) financing activities	(4,423,833)

Net change in cash and cash equivalents	-
Cash and cash equivalents at the beginning of the year	-

Cash and cash equivalents at the end of the year	$-

Noncash activities
Distribution of $52,482 received from the Master Fund for taxes paid and/or accrued by the Master Fund on behalf of the TE Advisory Fund.

The accompanying notes and attached financial statements of NB Crossroads Private Markets Fund V Holdings LP

are an integral part of these consolidated financial statements.

NB Crossroads Private Markets Fund V (TE) Advisory LP

Consolidated Financial Highlights

	For the year ended March 31, 2026	For the year ended March 31, 2025	For the year ended March 31, 2024	For the year ended March 31, 2023	For the year ended March 31, 2022
Per Unit Operating Performance (1)

NET ASSET VALUE, BEGINNING OF YEAR	$1,630.72	$1,728.02	$1,701.86	$1,763.17	$1,321.16
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss	(10.21)	(35.59)	(31.77)	(11.73)	(92.35)
Net realized and unrealized gain (loss) on investments	50.01	72.49	57.93	22.96	534.36
Net increase (decrease) in net assets resulting from operations after incentive carried interest	39.80	36.90	26.16	11.23	442.01

DISTRIBUTIONS TO PARTNERS:
Net change in Partners’ Capital - Net Assets due to distributions to Partners	(257.52)	(134.20)	-	(72.54)	-
NET ASSET VALUE, END OF YEAR	$1,413.00	$1,630.72	$1,728.02	$1,701.86	$1,763.17
TOTAL NET ASSET VALUE RETURN (1), (2), (3)	2.25%	2.18%	1.54%	0.79%	33.46%

RATIOS AND SUPPLEMENTAL DATA:
Partners' Capital - Net Assets, end of year in thousands (000's)	$24,273	$28,013	$29,685	$29,235	$30,289
Ratios to Average Partners' Capital - Net Assets: (4)
Expenses (5)	0.87%	2.34%	2.19%	0.93%	6.04%
Net investment loss	(0.66)%	(2.10)%	(1.87)%	(0.70)%	(5.93)%

INTERNAL RATES OF RETURN:
Internal Rate of Return (6)	11.00%	12.38%	14.72%	18.87%	27.45%

(1)	Selected data for a unit of TE Advisory Fund interest outstanding throughout each year.
(2)	Total investment return, based on per unit net asset value, reflects the changes in net asset value based on the effects of organizational costs, the performance of the TE Advisory Fund during the year and assumes distributions, if any, were reinvested. The TE Advisory Fund's units are not traded in any market; therefore, the market value total investment return is not calculated.
(3)	Total return and the ratios to average Partners' Capital - Net Assets is calculated for the TE Advisory Fund taken as a whole.
(4)	Ratios include expenses and carried interest allocated from the Master Fund.
(5)	For the years ended March 31, 2023 and March 31, 2026, the ratio is inclusive of the current year tax expense (benefit). Excluding this tax expense (benefit), the ratio would be 1.64% and 1.97%, respectively.
(6)	The Internal Rate of Return is computed based on the actual dates of the cash inflows and outflows since inception and the ending net assets at the end of the year as of each measurement date.

The accompanying notes and attached financial statements of NB Crossroads Private Markets Fund V Holdings LP

are an integral part of these consolidated financial statements.

NB Crossroads Private Markets Fund V (TE) Advisory LP

Notes to the Consolidated Financial Statements

March 31, 2026

1. Organization

NB Crossroads Private Markets Fund V (TE) Advisory LP (the “TE Advisory Fund”) is a non-diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The TE Advisory Fund was organized as a Delaware limited partnership on August 22, 2017. The TE Advisory Fund commenced operations on July 31, 2018 (the “Initial Closing”). The term of the TE Advisory Fund will continue until December 31, 2028, the end of the year following the tenth anniversary of the Initial Closing, subject to two one-year extensions which may be approved by the Board of Directors of the TE Advisory Fund (the “Board” or the “Board of Directors”). Thereafter, the term of the TE Advisory Fund may be extended by consent of a majority-in-interest of its Partners as defined in the TE Advisory Fund’s limited partnership agreement (the “Partnership Agreement”).

The TE Advisory Fund’s investment objective is to provide attractive risk-adjusted returns. The TE Advisory Fund pursues its investment objective by investing substantially all of its assets in NB Crossroads Private Markets Fund V Holdings LP (the “Master Fund”), through its consolidated subsidiary, NB Crossroads Private Markets Fund V (Offshore), Advisory LP, a Cayman Islands exempted partnership (the “Offshore Advisory Fund”). Neither the Master Fund, the TE Advisory Fund, nor the Registered Investment Adviser (as defined below) guarantees any level of return or risk on investments and there can be no assurance that the Master Fund or the TE Advisory Fund will achieve its investment objective.

The financial statements of the Master Fund, including the Master Fund's Schedule of Investments, are attached to this report and should be read in conjunction with the TE Advisory Fund's consolidated financial statements. The percentage of the Master Fund's partners' contributed capital owned by the TE Advisory Fund at March 31, 2026 was approximately 7.37%.

The Board has overall responsibility to manage and supervise the operations of the TE Advisory Fund, including the exclusive authority to oversee and to establish policies regarding the management, conduct, and operations of the TE Advisory Fund. The Board exercises the same powers, authority and responsibilities on behalf of the TE Advisory Fund as are customarily exercised by directors of a typical investment company registered under the 1940 Act. The Board has engaged Neuberger Berman Investment Advisers LLC (“NBIA” or “Registered Investment Adviser”) and NB Alternatives Advisers LLC (“NBAA” or “Sub-Adviser” and together with NBIA, “the Adviser”) to provide investment advice regarding the selection of the investments and to manage the day-to-day operations of the Master Fund.

2. Significant Accounting Policies

The TE Advisory Fund meets the definition of an investment company and follows the accounting and reporting guidance as issued through Accounting Standards Codification (“ASC”) 946, Financial Services – Investment Companies. The following is a summary of significant accounting policies followed by the TE Advisory Fund in the preparation of its consolidated financial statements.

NB Crossroads Private Markets Fund V (TE) Advisory LP

Notes to the Consolidated Financial Statements

March 31, 2026

A. Basis of Accounting and Consolidation

The TE Advisory Fund’s policy is to prepare its consolidated financial statements on the accrual basis of accounting in accordance with accounting principles generally accepted in the United States of America (“GAAP”). Consequently, income and the related assets are recognized when earned, and expenses and the related liabilities are recognized when incurred. The books and records of the TE Advisory Fund are maintained in U.S. dollars.

At March 31, 2026, the percentage of the Offshore Advisory Fund’s partners’ capital owned by the TE Advisory Fund was 100%. The financial position and results of operations of the Offshore Advisory Fund have been consolidated in these consolidated financial statements.  All intercompany transactions (consisting of capital contributions and distributions) have been eliminated.

B. Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and the differences could be material.

C. Valuation of Investments

The value of the TE Advisory Fund's investment in the Master Fund reflects the TE Advisory Fund's proportionate interest in the total partners' contributed capital of the Master Fund at March 31, 2026. Valuation of the investments held by the Master Fund is discussed in Note 2 of the Master Fund's financial statements, attached to these consolidated financial statements.

D. Cash and Cash Equivalents

Cash and cash equivalents consist primarily of cash and short-term investments which are readily convertible into cash and have an original maturity of three months or less. UMB Bank N.A. serves as the TE Advisory Fund’s custodian.

Cash and cash equivalents can include deposits in money market accounts, which are classified as Level 1 assets. As of March 31, 2026, the TE Advisory Fund held $468,224 in an overnight sweep that is deposited into a money market account.

Money Market Fund	Cost	Fair Value
Morgan Stanley Institutional Liquidity Fund Government Portfolio (A)	468,224	468,224

(A) The rate is 3.48%, the annualized seven-day yield as of March 31, 2026.

Cash and cash equivalents are subject to credit risk to the extent those balances exceed applicable Securities Investor Protection Corporations (“SIPC”) or Federal Deposit Insurance Corporation (“FDIC”) limitations.

NB Crossroads Private Markets Fund V (TE) Advisory LP

Notes to the Consolidated Financial Statements

March 31, 2026

E. Investment Gains and Losses

The TE Advisory Fund records its share of the Master Fund's investment income, expenses, and realized and change in unrealized gains and losses in proportion to the TE Advisory Fund's aggregate capital commitment to the Master Fund. The Master Fund's income and expense recognition policies are discussed in Note 2 of the Master Fund's financial statements, attached to these consolidated financial statements.

F. Income Taxes

The TE Advisory Fund is a limited partnership that is treated as a partnership for tax reporting. Tax basis income and losses are passed through to Partners and, accordingly, there is no provision for income taxes reflected in these consolidated financial statements. The TE Advisory Fund has a tax year end of December 31.

The Offshore Advisory Fund is a Cayman Islands exempted partnership and is treated as a corporation for tax reporting.  The Offshore Advisory Fund has a tax year end of December 31. The Offshore Advisory Fund is subject to federal, state and local income taxes. As of March 31, 2026, the Offshore Advisory Fund has recorded a total deferred tax liability of $458,251 and a current tax asset of $171,684. The TE Advisory Fund adopted ASU 2023-09, for the year ended March 31, 2026. The adoption of this standard affects only the TE Advisory Fund’s financial statement disclosures and had no impact on the TE Advisory Fund's financial position or operating results. A breakdown of income taxes paid by jurisdiction is provided when significant income taxes are paid. For the year ended March 31, 2026, Management determined that the income taxes paid by the TE Advisory Fund were not significant and therefore no further disclosure is required.

Differences arise in the computation of Partners’ capital for financial reporting in accordance with GAAP and Partners’ capital for federal and state income tax reporting. These differences are primarily due to the fact that change in unrealized gains and losses are allocated for financial reporting purposes and are not allocated for federal and state income tax reporting purposes.

The cost of the TE Advisory Fund's investment in the Master Fund for federal income tax purposes is based on amounts reported to the TE Advisory Fund on Schedule K-1 from the Master Fund. As of March 31, 2026, the TE Advisory Fund had not received information to determine the tax cost of the Master Fund. Based on the amounts reported to the TE Advisory Fund on Schedule K-1 as of December 31, 2024, and after adjustment for purchases and sales between December 31, 2024 and March 31, 2026, the estimated cost of the TE Advisory Fund’s investment in the Master Fund at March 31, 2026, for federal income tax purposes aggregated to $15,837,339. The net and gross unrealized appreciation for federal income tax purposes on the TE Advisory Fund’s investment in the Master Fund was estimated to be $8,365,994.

The TE Advisory Fund files tax returns as prescribed by the tax laws of the jurisdictions in which it operates. In the normal course of business, the TE Advisory Fund is subject to examination by U.S. federal, state, local and foreign jurisdictions, where applicable. As of December 31, 2025, the tax years that remain subject to examination by the major tax jurisdictions under the statute of limitations are from the year 2022 forward (with limited exceptions). FASB ASC 740-10, Income Taxes requires the Adviser to determine whether a tax position of the Master Fund is more likely than not to be sustained upon examination by taxing authorities, based on the technical merits of the position. For tax positions meeting the more likely than not threshold, the tax amount recognized in the consolidated financial statements is reduced by the largest benefit that has a greater than fifty percent likelihood of being realized upon ultimate settlement with the relevant taxing authority. The Adviser has reviewed the TE Advisory Fund’s tax positions for the current tax year and has concluded that no provision for taxes is required in the TE Advisory Fund’s consolidated financial statements for the year ended March 31, 2026. The TE Advisory Fund recognizes interest and penalties, if any, related to unrecognized tax liabilities as income tax expense in the Consolidated Statement of Operations. During the year ended March 31, 2026, the TE Advisory Fund did not incur any interest or penalties.

NB Crossroads Private Markets Fund V (TE) Advisory LP

Notes to the Consolidated Financial Statements

March 31, 2026

G. Restrictions on Transfers

Interests of the TE Advisory Fund (“Interests”) are generally not transferable. No Partner may assign, sell, transfer, pledge, hypothecate or otherwise dispose of any of its Interests without the prior written consent of the Board which may be granted or withheld in the Board’s sole discretion, and in compliance with applicable securities and tax laws.

H. Fund Expenses

The TE Advisory Fund bears its own expenses and, indirectly bears a pro rata portion of the Master Fund’s expenses incurred in the course of business on an accrual basis, including, but not limited to, the following: legal fees; administration fees; audit fees; tax preparation fees; custodial fees; costs of insurance; registration expenses; Independent Directors’ fees (as defined herein); and Advisory Fees (as defined herein).

I. Segment Reporting

An operating segment is defined in Topic 280 as a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the public entity’s chief operating decision maker (“CODM”) to make decisions about resources to be allocated to the segment and assess its performance, and has discrete financial information available. NBIA acts as the TE Advisory Fund’s CODM through its management, investment and operating committees, which are responsible for assessing performance and making decisions about resource allocation. The CODM has determined the TE Advisory Fund represents a single operating segment, as the CODM monitors the operating results of the TE Advisory Fund as a whole and the TE Advisory Fund’s long-term strategic asset allocation is pre-determined in accordance with the terms of its confidential private placement memorandum, based on a defined investment strategy which is executed by the portfolio management team. The financial information in the form of the TE Advisory Fund’s Investments as well as the information contained with the TE Advisory Fund’s Consolidated Financial Highlights, which are used by the CODM to assess the segment’s performance versus the TE Advisory Fund’s comparative benchmarks and to make resource allocation decisions for the TE Advisory Fund’s single segment, is consistent with that presented within the TE Advisory Fund’s consolidated financial statements. The Consolidated Statement of Assets, Liabilities and Partners’ Capital – Net Assets and the Consolidated Statement of Operations are reflective of the TE Advisory Fund’s segment assets and expenses, respectively.

NB Crossroads Private Markets Fund V (TE) Advisory LP

Notes to the Consolidated Financial Statements

March 31, 2026

J. Recent Accounting Pronouncements

In December 2023, FASB issued Accounting Standards Update No. 2023-09, "Improvements to Income Tax Disclosures" ("ASU 2023-09"). ASU 2023-09 clarifies the guidance in ASC 740 "Income Taxes" to enhance the transparency and decision-usefulness of income tax disclosures, particularly in the rate reconciliation table and disclosures about income taxes paid. The amendments are intended to address investors’ requests for income tax disclosures that provide more information to help them better understand an entity’s exposure to potential changes in tax laws and the ensuing risks and opportunities and to assess income tax information that affects cash flow forecasts and capital allocation decisions. ASU 2023-09 is effective for annual reporting periods beginning after December 15, 2024. Management has adopted and determined that there is no material impact on the TE Advisory Fund’s financial statements.

3. Advisory Fee, Administration Service Fee and Related Party Transactions

The Registered Investment Adviser provides investment advisory services to the Master Fund and incurs research, travel and other expenses related to the selection and monitoring of Portfolio Funds. Further, the Registered Investment Adviser provides certain management and administrative services to the Feeder Funds, including providing office space and other support services, maintaining files and records, and preparing and filing various regulatory materials. In consideration for such services, the Master Fund pays the Registered Investment Adviser an investment advisory fee (the "Advisory Fee") quarterly in arrears based on an annual rate of 0.85% following the Master Fund’s commencement of operations through the end of year eight and then 0.30% for the remaining life of the Master Fund, in each case based on the Partners’ total capital commitments. For the year ended March 31, 2026, the Master Fund incurred Advisory Fees totaling $2,873,487, of which $211,846 was allocated to the TE Advisory Fund.

Distributions from the Master Fund are made in the following priority: First, to Partners of the Master Fund until they have received a 125% return of all drawn capital commitments; and then, 7% to the Special Limited Partner (as defined in Note 1 of the Master Fund). The Special Limited Partner will not collect any of the incentive carried interest that it may have earned until after the fourth anniversary of the final closing. Incentive carried interest is accrued based on the net asset value (“NAV”) of the Feeder Funds at each quarter-end as an allocation of profits, to the extent there is an amount to be accrued. At March 31, 2026, the accrued and unpaid incentive carried interest of the Master Fund was $10,813,198, of which $785,887 was allocated to the TE Advisory Fund.

Pursuant to an Administrative and Accounting Services Agreement, the TE Advisory Fund retains UMB Fund Services, Inc. (the “Administrator”), a subsidiary of UMB Financial Corporation, to provide administration, custodial, accounting, tax preparation, and investor services to the TE Advisory Fund. In consideration for these services, the TE Advisory Fund pays the Administrator a fixed fee of $9,500 per calendar quarter. In accordance with the service level agreement additional fees may be charged for out-of-scope services and quarterly filings made on behalf of the TE Advisory Fund. For the year ended March 31, 2026, the TE Advisory Fund incurred administration service fees totaling $38,434.

NB Crossroads Private Markets Fund V (TE) Advisory LP

Notes to the Consolidated Financial Statements

March 31, 2026

The Board consists of six directors (the “Independent Directors”), all of whom are not “interested persons” of the TE Advisory Fund as defined by Section 2(a)(19) of the 1940 Act. Compensation to the Board is paid and expensed by the Master Fund on a quarterly basis. The Independent Directors are also reimbursed for out-of-pocket expenses in connection with providing their services to the Master Fund. For the year ended March 31, 2026, the Master Fund incurred $167,344 in Independent Directors’ fees, of which $12,337 was allocated to the TE Advisory Fund.

As of March 31, 2026, six persons had ownership of approximately 16.05%, 12.04%, 12.04%, 11.23%, 10.03%, and 5.02% of the TE Advisory Fund’s total capital commitments and are treated as “affiliated persons”, as defined in the 1940 Act (the “Affiliated Persons”). The affiliation between the Affiliated Persons and the TE Advisory Fund is based solely on the capital commitments made and percentage ownership.

4. Capital Commitments from Partners

At March 31, 2026 and 2025, capital commitments from Partners totaled $24,923,000. Capital contributions received by the TE Advisory Fund with regard to satisfying Partner capital commitments totaled $17,446,100, which represents approximately 70% of committed capital at March 31, 2026 and 2025.

Capital contributions will be credited to Partners’ capital accounts and units will be issued when paid. Capital contributions will be determined based on a percentage of capital commitments. During the years ended March 31, 2026 and 2025, the TE Advisory Fund did not issue any units.

The net profits or net losses of the TE Advisory Fund are allocated to Partners in a manner that takes into account the amount of cash that would be distributed based upon a hypothetical liquidation, such that it would follow the distributions outlined below.

Distributions shall be made of available cash (net of reserves that the Board deems reasonable) or other net investment proceeds to Partners at such times and in such amounts as determined by the Board of Directors in its sole discretion and in accordance with Partners’ respective percentage interests, as defined in the TE Advisory Fund’s Partnership Agreement. As of March 31, 2026, the TE Advisory Fund had distributed $7,975,360 to Partners.

5. Indemnifications

In the normal course of business, the TE Advisory Fund enters into contracts that provide general indemnifications. The TE Advisory Fund’s maximum exposure under these agreements is dependent on future claims that may be made against the TE Advisory Fund, and therefore cannot be established; however, based on the Registered Investment Adviser’s experience, the risk of loss from such claims is considered remote.

NB Crossroads Private Markets Fund V (TE) Advisory LP

Notes to the Consolidated Financial Statements

March 31, 2026

6. Concentrations of Market, Credit, Liquidity, Industry, Currency and Capital Call Risk

Due to the inherent uncertainty of valuations, estimated values may differ significantly from the values that would have been used had a ready market for the securities existed, and the difference could be material. The Master Fund’s investments are subject, directly or indirectly, to various risk factors including market, credit, industry, currency and capital call risk. Certain investments are made internationally, which may subject the investments to additional risks resulting from political or economic conditions in such countries or regions and the possible imposition of adverse governmental laws or currency exchange restrictions affecting such countries or regions. Market risk represents the potential loss in value of financial instruments caused by movements in market variables, such as interest and foreign exchange rates and equity prices. The Master Fund may have a concentration of investments, as permitted by its registration statement, in a particular industry or sector. Investment performance of the sector may have a significant impact on the performance of the Master Fund. The Master Fund's investments are also subject to the risk associated with investing in private equity securities. The investments in private equity securities are illiquid, can be subject to various restrictions on resale, and there can be no assurance that the Master Fund will be able to realize the value of such investments in a timely manner if at all.

The Master Fund believes that its liquidity and capital resources are adequate to satisfy its operational needs as well as the continuation of its investment program.

If the Master Fund defaults on its commitment or fails to satisfy capital calls, it will be subject to significant penalties, including the complete forfeiture of the Master Fund’s investment in the Portfolio Fund. This may impair the ability of the Master Fund to pursue its investment program, force the Master Fund to borrow or otherwise impair the value of the Master Fund’s investments (including the complete devaluation of the Master Fund). In addition, defaults by Partners on their capital commitments to the TE Advisory Fund, may cause the Master Fund to, in turn, default on its commitment to a Portfolio Fund. In this case, the Master Fund, and especially the non-defaulting Partners, will bear the penalties of such default as outlined above. While the Registered Investment Adviser has taken steps to mitigate this risk, there is no guarantee that such measures will be sufficient or successful.

7. Subsequent Events

The TE Advisory Fund has evaluated all events subsequent to March 31, 2026, through the date these financial statements were issued and has determined that there were no subsequent events that require disclosure.

KPMG LLP
Two Financial Center
60 South Street
Boston, MA 02111

Report of Independent Registered Public Accounting Firm

To the Partners and Board of Directors

NB Crossroads Private Markets Fund V (TE) Advisory LP:

Opinion on the Consolidated Financial Statements

We have audited the accompanying consolidated statement of assets, liabilities and partners’ capital - net assets of NB Crossroads Private Markets Fund V (TE) Advisory LP and subsidiary (the Fund), as of March 31, 2026, the related consolidated statements of operations and cash flows for the year then ended, the consolidated statements of changes in partners’ capital - net assets for each of the years in the two-year period then ended, and the related notes (collectively, the consolidated financial statements) and the consolidated financial highlights for each of the years in the five-year period then ended. In our opinion, the consolidated financial statements and consolidated financial highlights present fairly, in all material respects, the financial position of the Fund as of March 31, 2026, the results of its operations and its cash flows for the year then ended, the changes in its partners’ capital for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These consolidated financial statements and consolidated financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these consolidated financial statements and consolidated financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements and consolidated financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements and consolidated financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements and consolidated financial highlights. Such procedures also included confirmation of securities owned as of March 31, 2026, by correspondence with the custodian and transfer agent, or by other appropriate auditing procedures where replies were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements and consolidated financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor for one or more NB Private Markets/NB Crossroads Private Markets investment companies since 2016.

Boston, Massachusetts

May 28, 2026

KPMG LLP, a Delaware limited liability partnership, and its subsidiaries are part of the KPMG global organization of independent member firms affiliated with KPMG
International Limited, a private English company limited by guarantee.

NB Crossroads Private Markets Fund V (TE) Advisory LP

Investment Program (Unaudited)

March 31, 2026

INVESTMENT PROGRAM (UNAUDITED)

Investment Objective and Process

In pursuing its investment objective, NB Crossroads Private Markets Fund V (TE) Advisory LP (the "Fund") will invest all or substantially all of its assets in NB Crossroads Private Markets Fund V Holdings LP (the "Master Fund"). The Master Fund has the same investment objective, investment policies and restrictions as those of the Fund. This form of investment structure is commonly known as a "master/feeder" structure. For convenience of reference, references herein to "the Fund" include the Fund and the Master Fund, unless the context requires otherwise.

The investment objective of the Fund is to provide attractive risk-adjusted returns to investors ("Investors"). Through its investment in the Master Fund, the Fund seeks to achieve its investment objective principally by making primary investments (each, a "Primary Investment") in a portfolio of newly formed, third party private equity funds ("Portfolio Funds") managed by various experienced unaffiliated asset managers ("Portfolio Fund Managers") that generally have an established track record. The Fund may also invest, on an opportunistic basis, in "secondary investments" in Portfolio Funds acquired in privately negotiated transactions from investors in these Portfolio Funds typically after the end of the Portfolio Fund's fundraising period (each, a "Secondary Investment") in more mature Portfolio Funds and make opportunistic direct investments in equity or debt securities of portfolio companies alongside Portfolio Funds and other private equity firms (each, a "Co-Investment"). Neuberger Berman Investment Advisers LLC (the "Investment Adviser") believes the coupling of Secondary Investments and Co-Investment activities with Primary Investments should enhance and accelerate investment returns and will offer Investors an opportunity to gain exposure to a broad range of private equity investment opportunities in the United States, Europe and emerging markets.

Each of the Fund and the Master Fund is a non-diversified fund under the Investment Company Act of 1940, as amended (the "1940 Act"). However, the Master Fund generally will not commit more than 25% of the value of total capital commitments ("Commitment") by Investors (measured at the time of the Commitment) in a single Portfolio Fund.

The Investment Adviser serves as investment adviser of the Master Fund. The Investment Adviser has engaged NB Alternatives Advisers LLC (the "Sub-Adviser" and, together with the Investment Adviser, the "Adviser") to make investment decisions on behalf of the Master Fund. The Investment Adviser and the Sub-Adviser are indirect wholly-owned subsidiaries of Neuberger Berman Group LLC ("Neuberger Berman" or the "Firm"). None of the Master Fund, the Fund or the Adviser guarantees any level of return or risk on investments and there can be no assurance that the Fund's investment objective will be achieved.

NB Crossroads Private Markets Fund V (TE) Advisory LP

Investment Program (Unaudited)

March 31, 2026

Principal Risk Factors

AN INVESTMENT IN THE FUND INVOLVES A HIGH DEGREE OF RISK AND THEREFORE SHOULD ONLY BE UNDERTAKEN BY QUALIFIED INVESTORS WHOSE FINANCIAL RESOURCES ARE SUFFICIENT TO ENABLE THEM TO ASSUME THESE RISKS AND TO BEAR THE LOSS OF ALL OR PART OF THEIR INVESTMENT. THE FOLLOWING RISK FACTORS SHOULD BE CONSIDERED CAREFULLY, BUT ARE NOT MEANT TO BE AN EXHAUSTIVE LISTING OF ALL OF THE POTENTIAL RISKS ASSOCIATED WITH AN INVESTMENT IN THE FUND. INVESTORS SHOULD CONSULT WITH THEIR OWN FINANCIAL, LEGAL, INVESTMENT AND TAX ADVISORS PRIOR TO INVESTING IN THE FUND.

The Fund's investment program is speculative and entails substantial risks. Because the Fund will invest all or substantially all of its assets in the Master Fund, in pursuit of its investment objective, the risks associated with an investment in the Fund are in effect the risks of investing in the Master Fund. The Master Fund and the Fund have the same investment objectives, policies and strategies. Accordingly, except for specific references to the contrary, all references to the Fund, its investments or its investment portfolio in this summary of risk factors refer to the combined risks relating to the investments by the Fund and the Master Fund, and all references to the Adviser refer to the Adviser as, collectively, the Investment Adviser and Sub-Adviser of the Master Fund, unless the context suggests otherwise. Investors should be aware of certain risk factors, which include the following:

General Risks

There is no assurance that the investment held by the Fund will be profitable, that there will be proceeds from such investments available for distribution to Investors, or that the Fund will achieve its investment objective. An investment in the Fund is speculative and involves a high degree of risk. Fund performance may be volatile and an Investor could incur a total or substantial loss of its investment. In general, neither the Fund nor the Investors will have the ability to direct or influence the management of Co-Investments, the Portfolio Funds or the investment of their assets. There can be no assurance that projected or targeted returns for the Fund will be achieved.

Illiquidity; Lack of Current Distributions

An investment in the Fund is suitable only for certain qualified investors who have no need for liquidity in the investment. The investments made by the Fund via its investment in the Master Fund and indirectly in the Portfolio Funds and Co-Investments will be illiquid and typically cannot be transferred or redeemed for a substantial period of time. The Fund does not have any obligation to repurchase limited partnership interests in the Fund ("Interests") from Investors. In addition there may be little or no near-term cash flow available to the Investors from the Fund. The return of capital and the realization of gains on the Fund's investments, if any, will generally occur only upon the partial or complete disposition of a Co-Investment or an underlying investment by a Portfolio Fund, which is not generally within the control of the Adviser.

NB Crossroads Private Markets Fund V (TE) Advisory LP

Investment Program (Unaudited)

March 31, 2026

Due to the pattern of cash flows in private equity funds and the illiquid nature of their investments, Investors typically will see negative returns in the Fund's early stages; in particular it can take several years for Portfolio Fund investments to be realized during which time management fees will continue to be drawn from committed capital and certain underperforming investments may be written down or written off. Then as investments are able to realize liquidity events, such as a sale or initial public offering, positive returns will be realized if the Portfolio Fund is successful in achieving its investment strategy.

Restrictions on Transfer and Withdrawals

The Interests, and the interests in the Portfolio Funds and Co-Investments indirectly held by the Fund, have not been and will not be registered under the Securities Act of 1933, as amended (the "Securities Act") or applicable state securities laws and may not be resold unless an exemption from such registration is available. The Fund is not under, and the Portfolio Funds and Co-Investments are not expected to be under, any obligation to cause such an exemption (whether pursuant to Rule 144 under the Securities Act or otherwise) to be available. Accordingly, there is no secondary market for the Interests or a Fund's indirect interests in the Portfolio Funds, and such market is not expected to develop. The Fund may provide liquidity through periodic tender offers to repurchase a limited amount of the Fund's Interests but it is under no obligation to do so. Furthermore, transfers of Interests may be made only with the prior written consent of the Board of Directors of the Fund (the "Board"), which may be withheld in the Board's sole discretion. The Fund generally will not have the right to withdraw from any Portfolio Fund.

Risks of Private Equity Investments Generally

The investments made by the Portfolio Funds will entail a high degree of risk and in most cases be highly illiquid and difficult to value. Unless and until those investments are sold or mature into marketable securities they will remain illiquid. In addition to the extent a Portfolio Fund focuses on venture capital investments the companies in which the Portfolio Fund will invest may be in a conceptual or early stage of development, may not have a proven operating history, may offer services or products that are not yet developed or ready to be marketed or that have no established market, may be operating at a loss or have significant fluctuations in operating results, may be engaged in a rapidly changing business, may require substantial additional capital to support their operations to finance expansion or to maintain their competitive position, or otherwise may have a weak financial condition. As a general matter, companies in which the Portfolio Fund invests may face intense competition, including competition from companies with far greater financial resources; more extensive research, development, technological, marketing and other capabilities; and a larger number of qualified managerial and technical personnel.

Neither the Master Fund nor the Fund will obtain or seek to obtain any control over the management of any portfolio company in which any Portfolio Fund may invest. The success of each investment made by a Portfolio Fund will largely depend on the ability and success of the management of the portfolio companies in addition to economic and market factors.

NB Crossroads Private Markets Fund V (TE) Advisory LP

Investment Program (Unaudited)

March 31, 2026

Capital Contributions

An Investor's full Commitment will not be immediately invested. The Fund will invest in the Master Fund and the Master Fund will invest in Portfolio Funds and Co-Investment opportunities as Commitments are drawn (generally within 6 months of any drawdown). It may take a significant amount of time to fully draw down the Commitments. The Fund's performance will only include the Commitments that have been drawn-down, thus an Investor's individual performance may be lower than the performance of the Fund.

Portfolio Funds Business and Market Risks

The Fund's investment portfolio will consist, in part, of Portfolio Funds which will hold securities issued primarily by privately held companies, and operating results for the portfolio companies in a specified period will be difficult to predict. Such investments involve a high degree of business and financial risk that can result in substantial losses.

Buyout Funds. Buyout transactions may result in new enterprises that are subject to extreme volatility, require time for maturity and may require additional capital. In addition, they frequently rely on borrowing significant amounts of capital, which can increase profit potential but at the same time increase the risk of loss. Leveraged companies may be subject to restrictive financial and operating covenants. The leverage may impair the ability of these companies to finance their future operations and capital needs. Also, their flexibility to respond to changing business and economic conditions and to business opportunities may be limited. A leveraged company's income and net assets will tend to increase or decrease at a greater rate than if borrowed money was not used. Although these investments may offer the opportunity for significant gains, such buyout investments involve a high degree of business and financial risk that can result in substantial losses, which risks generally are greater than the risks of investing in public companies that may not be as leveraged.

Venture Funds. Venture capital funds primarily invest in private companies that have limited operating history, are attempting to develop or commercialize unproven technologies or to implement novel business plans or are not otherwise developed sufficiently to be self-sustaining financially or to become public. Although these investments may offer the opportunity for significant gains, such investments involve a high degree of business and financial risk that can result in substantial losses, which risks generally are greater than the risks of investing in public companies that may be at a later stage of development.

Special Situations. The special situations asset class will likely invest a significant portion of its assets in Portfolio Funds that invest in portfolio companies that may be in transition, out of favor, financially leveraged or troubled, or potentially troubled and may be or have recently been involved in major strategic actions, restructurings, bankruptcy, reorganization, or liquidation. These companies may be experiencing, or are expected to experience, financial difficulties that may never be overcome. The securities of such companies are likely to be particularly risky investments although they also may offer the potential for correspondingly high returns. Such companies' securities may be considered speculative, and the ability of such companies to pay their debts on schedule could be affected by adverse interest rate movements, changes in the general economic climate, economic factors affecting a particular industry or specific developments within such companies. Such investments could, in certain circumstances, subject a Portfolio Fund to certain additional potential liabilities. For example, under certain circumstances, a lender who has inappropriately exercised control of the management and policies of a debtor may have its claims subordinated, or disallowed, or may be found liable for damages suffered by parties as a result of such actions. In addition, under certain circumstances, payments by such companies to us could be required to be returned if any such payment is later determined to have been a fraudulent conveyance or a preferential payment. Numerous other risks also arise in the workout and bankruptcy contexts. In addition, there is no minimum credit standard that is a prerequisite to a Portfolio Fund's investment in any instrument and a significant portion of the obligations and preferred stock in which a Portfolio Fund may invest may be less than investment grade.

NB Crossroads Private Markets Fund V (TE) Advisory LP

Investment Program (Unaudited)

March 31, 2026

Risks Associated with Private Company Investments

Private companies are generally not subject to Securities and Exchange Commission reporting requirements, are not required to maintain their accounting records in accordance with generally accepted accounting principles, and are not required to maintain effective internal controls over financial reporting. As a result, the Adviser may not have timely or accurate information about the business, financial condition and results of operations of the private companies in which the Master Fund invests. There is risk that the Master Fund may invest on the basis of incomplete or inaccurate information, which may adversely affect the Master Fund's, and in turn, the Fund's investment performance. Private companies in which the Master Fund may invest may have limited financial resources, shorter operating histories, more asset concentration risk, narrower product lines and smaller market shares than larger businesses, which tend to render such private companies more vulnerable to competitors' actions and market conditions, as well as general economic downturns. These companies generally have less predictable operating results, may from time to time be parties to litigation, may be engaged in rapidly changing businesses with products subject to a substantial risk of obsolescence, and may require substantial additional capital to support their operations, finance expansion or maintain their competitive position. These companies may have difficulty accessing the capital markets to meet future capital needs, which may limit their ability to grow or to repay their outstanding indebtedness upon maturity.

Typically, investments in private companies are in restricted securities that are not traded in public markets and subject to substantial holding periods, so that the Master Fund may not be able to resell some of its holdings for extended periods, which may be several years. There can be no assurance that the Master Fund will be able to realize the value of private company investments in a timely manner.

Dependence on the Adviser and Key Personnel

To the extent that the Fund invests its assets in the Master Fund, the Fund's performance depends upon the performance of the Master Fund, which, in turn, will depend on the performance of the Co-Investments and the Portfolio Fund Managers with which the Master Fund invests, and the Adviser's ability to select, allocate and reallocate effectively the Master Fund's assets among Portfolio Funds and Co-Investments. The success of the Fund is thus substantially dependent on the Adviser and its continued employment of certain key personnel. Similarly, the success of each Portfolio Fund in which the Fund invests is also likely to be substantially dependent on certain key personnel of that Portfolio Fund. Should one or more of the key personnel of the Adviser or of the management of the Portfolio Funds become incapacitated or in some other way cease to participate in management activities, the Fund performance could be adversely affected. There can be no assurance that these key personnel will continue to be associated with or available to the Adviser or the general partner of the Portfolio Funds throughout the life of the Fund.

NB Crossroads Private Markets Fund V (TE) Advisory LP

Investment Program (Unaudited)

March 31, 2026

Investment in Junior Securities

Although the Portfolio Funds may invest in securities that are relatively senior within a portfolio company's capital structure, it is expected that the Portfolio Funds will invest primarily in securities that are among the more junior securities in a portfolio company's capital structure and, thus, subject to the greatest risk of loss. Generally, there will be no collateral to protect an investment once made.

Leveraged Investments

The Portfolio Funds may employ leverage in connection with certain investments or participate in investments with highly leveraged capital structures. Although the use of leverage may enhance returns and increase the number of investments that can be made, leverage also involves a high degree of financial risk and may increase the exposure of such investments to factors such as rising interest rates, downturns in the economy, or deterioration in the condition of the assets underlying such investments. In addition, the borrowings of a Portfolio Fund may in certain cases be secured by the Commitments and the other assets of a Portfolio Fund, which may increase the risk of loss of such assets.

Limited Number of Portfolio Fund Investments

The number of investments made by the Portfolio Funds is and will be limited and, as a consequence, the Master Fund's and the Fund's returns as a whole may be substantially affected by the unfavorable performance of a single investment made by a Portfolio Fund. In addition, a Portfolio Fund may invest exclusively or primarily in a particular asset type or category, which may reduce the overall diversity of the Fund's assets and increase risk.

Risks Associated with Secondary Investments

Competition for Secondary Investment Opportunities. Many institutional investors, including other fund-of-funds entities, as well as existing investors of private equity funds may seek to purchase secondary interests of the same private equity fund which the Master Fund may also seek to purchase. In addition, many top-tier private equity managers have become more selective by adopting policies or practices that exclude certain types of investors, such as fund-of-funds. These managers may also be partial to secondary interests being purchased by existing investors of their funds with whom they have existing relationships. In addition, some secondary opportunities may be conducted pursuant to a specified methodology (such as a right of first refusal granted to existing investors or a so-called "Dutch auction," where the price of the investment is lowered until a bidder bids and that first bidder purchases the investment, thereby limiting a bidder's ability to compete for price) which can restrict the availability of such opportunity for the Master Fund. No assurance can be given that the Master Fund will be able to identify investment opportunities that satisfy the Master Fund's investment objective and desired diversification goals or, if the Master Fund is successful in identifying such investment opportunities, that the Master Fund will be permitted to invest, or invest in the amounts desired, in such opportunities.

NB Crossroads Private Markets Fund V (TE) Advisory LP

Investment Program (Unaudited)

March 31, 2026

Nature of Secondary Investments. The Master Fund may acquire secondary interests in existing private equity funds primarily from existing investors in such funds (and not from the issuers of such investments). Because the Master Fund will not be acquiring such interests directly from the issuers, it is generally not expected that the Master Fund will have the opportunity to negotiate the terms of the interests being acquired or other special rights or privileges. There can be no assurance as to the number of investment opportunities that will be presented to the Master Fund. In addition, valuation of such private equity funds interests may be difficult, as there generally will be no established market for such investments or for the privately-held portfolio companies in which such funds may own securities. Moreover, the purchase price of interests in such funds will be subject to negotiation with the sellers of the interests and there is no assurance that the Master Fund will be able to purchase interests at attractive discounts to net asset value, or at all. The overall performance of the Fund will depend in large part on the acquisition price paid by the Master Fund for its secondary interests, the structure of such acquisitions and the overall success of the underlying private equity fund.

Pooled Secondary Investments. The Master Fund may have the opportunity to acquire a portfolio of private equity fund interests from a seller, on an "all or nothing" basis. In some such cases, certain of the private equity fund interests may be less attractive than others, and certain of the investment managers managing such funds may be more familiar to the Adviser than others or may be more experienced or highly regarded than others. In such cases, it may not be possible for the Master Fund to carve out from such purchases those investments which the Adviser considers (for commercial, tax legal or other reasons) less attractive.

Contingent Liabilities Associated With Secondary Investments. In the cases where the Master Fund acquires an interest in a private equity fund through a secondary transaction, the Master Fund may acquire contingent liabilities of the seller of the interest. More specifically, where the seller has received distributions from the relevant private equity fund and, subsequently, that private equity fund recalls one or more of these distributions, the Master Fund (as the purchaser of the interest to which such distributions are attributable and not the seller) may be obligated to return the monies equivalent to such distribution to the private equity fund. While the Master Fund may, in turn, make a claim against the seller for any such monies so paid to the private equity fund, there can be no assurances that the Master Fund would prevail on such claim.

Risk of Early Termination. The governing documents of the underlying private equity funds are expected to include provisions that would enable the general partner, the manager, or a majority in interest (or higher percentage) of their limited partners or members, under certain circumstances, to terminate such funds prior to the end of their respective stated terms. Early termination of a private equity fund in which the Master Fund is invested may result in (i) the Master Fund having distributed to it a portfolio of immature and illiquid securities, or (ii) the Master Fund's inability to invest all of its capital commitments as anticipated, either of which could have a material adverse effect on the performance of the Fund.

NB Crossroads Private Markets Fund V (TE) Advisory LP

Investment Program (Unaudited)

March 31, 2026

Co-Investments Risks

The Master Fund may make Co-Investments on an opportunistic basis. There can be no assurance that the Master Fund will be given Co-Investment opportunities, or that any Co-Investment offered to the Master Fund would be appropriate or attractive to the Master Fund. The market for Co-Investment opportunities is competitive and may be limited, and the Co-Investment opportunities to which the Master Fund wishes to allocate assets may not be available at any given time. Due diligence will be conducted on Co-Investment opportunities; however, the Adviser may not have the ability to conduct the same level of due diligence applied to Portfolio Fund investments. In addition, the Adviser may have little opportunities to negotiate the terms of such Co-Investments. The Master Fund generally will rely on the Portfolio Fund manager or sponsor offering such Co-Investment opportunity to perform most of the due diligence on the relevant portfolio company and to negotiate terms of the Co-Investment.

The Master Fund's ability to dispose of Co-Investments may be severely limited, both by the fact that the securities are expected to be unregistered and illiquid and by contractual restrictions that may limit, preclude or require certain approvals for the Master Fund to sell such investment. Co-Investments may be heavily negotiated and, therefore, the Master Fund may incur additional legal and transaction costs in connection therewith. Co-Investments are generally subject to many of the same risks as investments in the Portfolio Funds. See "—Risks of Private Equity Investments Generally."

Co-Investing Alongside Other Parties Risks

Co-investing alongside one or more other parties in an investment involves risks that may not be present in investments made by lead or sponsoring private equity investors. As a co-investor, the Fund may have interests or objectives that are inconsistent with those of the lead private equity investors that generally have a greater degree of control over such investments.

In addition, in order to take advantage of co-investment opportunities, the Master Fund generally will be required to hold a non-controlling interest, for example, by becoming a limited partner in a co-investment partnership that is controlled by the general partner or manager of the private equity fund offering the co-investment to the Master Fund. In this event, the Master Fund would have less control over the investment and may be adversely affected by actions taken by such general partner or manager with respect to the portfolio company and the Master Fund's investment in it. The Master Fund may not have the opportunity to participate in structuring investments or to determine the terms under which such investments will be made.

Portfolio Funds are not Registered Investment Companies

The Portfolio Funds will not be registered as investment companies under the 1940 Act, and the Fund, as an indirect investor in these Portfolio Funds, will not have the benefit of the protection afforded by the 1940 Act to investors in registered investment companies (which, among other protections, require investment companies to have a majority of disinterested directors, require securities held in custody at all times to be individually segregated from the securities of any other person and marked to clearly identify such securities as the property of such investment company, and regulate the relationship between the adviser and the investment company).

NB Crossroads Private Markets Fund V (TE) Advisory LP

Investment Program (Unaudited)

March 31, 2026

In-Kind Distributions

The Adviser expects in most instances to cause the Master Fund to make distributions to the Fund in cash, but retains the discretion to make distributions of securities in kind to the Fund to the extent permitted under applicable law. There can be no assurance that securities distributed in kind will be readily marketable or salable, and Investors may be required to hold such securities for an indefinite period and/or may incur additional expense in connection with any disposition of such securities. If the Fund ultimately receives distributions in kind indirectly from any of the Portfolio Funds, it may incur additional costs and risks in connection with the disposition of such assets or may distribute such assets in kind to the Investors who may incur such costs and risks.

Projections

Projected operating results of a Co-Investment or a portfolio company in which a Portfolio Fund invests normally will be based primarily on financial projections prepared by each company's management. In all cases, projections are only estimates of future results that are based upon information received from the company and assumptions made at the time the projections are developed. There can be no assurance that the results are set forth in the projections will be attained, and actual results may be significantly different from the projections. Also, general economic factors, which are not predictable, can have a material effect on the reliability of projections.

Carried Interests

Generally, each of the Portfolio Funds provides its respective general partners or managers certain specified carried interests or other special allocations based on the returns to its investors. Such carried interests may create incentives for the general partners or managers of the Portfolio Funds to make more risky or speculative investments than they would otherwise make. Each Investor in the Fund will pay, in effect, two sets of carried interests, one at the Fund level and one indirectly through the Master Fund at the Portfolio Fund level. Consequently, the returns to Investors will be lower than returns to a direct investor in the Portfolio Funds.

Solely in respect of carried interest, the holding period required to claim the lower U.S. federal income tax rate generally applicable to long-term capital gains is greater than three years rather than greater than one year. Gain recognized by the Fund on investments held by the Portfolio Funds for more than one year but not more than three years would continue to be treated as long-term capital gains if allocated to the Investors in respect of their capital contributions but would be treated as short-term capital gain (generally subject to U.S. federal income tax at ordinary income rates) if allocated in respect of the special limited partner of the Master Fund’s carried interest. Thus, the Adviser has an incentive, not shared by the Investors, to ensure that the Master Fund holds investments for more than three years.

NB Crossroads Private Markets Fund V (TE) Advisory LP

Investment Program (Unaudited)

March 31, 2026

Investments Longer Than Term

The Fund may make investments which may not be realized prior to the date the Fund is to be dissolved. The Fund may attempt to sell, distribute, or otherwise dispose of investments at a time which may be disadvantageous, and as a result, the price obtained for such investments may be less than that which could have been obtained if the investments were held for a longer period of time. Moreover, the Fund may be unsuccessful in realizing investments at the time of the Fund's dissolution. There can be no assurance that the winding up of the Fund and the final distribution of its assets will be able to be executed expeditiously.

Illiquid and Long-Term Investments

An investment in the Fund requires a long-term commitment. Although the Co-Investments and portfolio companies of the Portfolio Funds invested in by the Fund may occasionally generate some current income, return of capital and the realization of gains, if any, from such portfolio company generally will occur only upon partial or complete sale or other disposition of such portfolio company. While one or more of these transactions may occur at any time with respect to a given portfolio company, sale or other disposition of a portfolio company of a Portfolio Fund is generally not expected to occur for a number of years (in most instances two to four years, or longer) after the initial investment is made.

Need for Follow-On Investments

Following its initial investment in a given portfolio company, a Portfolio Fund may decide to provide additional funds to such portfolio company or may have the opportunity to increase its investment in a successful portfolio company. There is no assurance that a Portfolio Fund will make follow-on investments or that a Portfolio Fund will have sufficient funds to make all or any of such investments. Any decision by a Portfolio Fund not to make follow-on investments or its inability to make such investments (i) may have a subsequent negative effect on a portfolio company in need of such an investment, (ii) result in a lost opportunity for a Portfolio Fund to increase its participation in a successful operation, or (iii) result in a loss of certain anti-dilution protection.

Non-U.S. Investments

Portfolio Funds may invest in the securities of issuers located outside of the United States and the Master Fund may invest in Co-Investments located outside of the United States. Foreign securities involve certain factors not typically associated with investing in U.S. securities, including risks relating to: (i) currency exchange matters, including fluctuations in the rate of exchange between the U.S. dollar and the various foreign currencies in which foreign investments are denominated, and costs associated with conversion of investment principal and income from one currency into another; (ii) inflation matters, including rapid fluctuations in inflation rates; (iii) differences between the U.S. and foreign securities markets, including potential price volatility in and relative liquidity of some foreign securities markets, the absence of uniform accounting, auditing and financial reporting standards, practices and disclosure requirements and the potential of less government supervision and regulation; (iv) economic, social and political risks, including potential exchange control regulations and restrictions on foreign investment and repatriation of capital, the risks of political, economic or social instability and the possibility of expropriation or confiscatory taxation; and (v) the possible imposition of foreign taxes on income and gains recognized with respect to such securities. In addition, laws and regulations of foreign countries may impose restrictions that would not exist in the United States and may require financing and structuring alternatives that differ significantly from those customarily used in the United States. Foreign countries also may impose taxes on the Fund, the Investors and/or a Portfolio Fund. No assurance can be given that a change in political or economic climate, or particular legal or regulatory risks, including changes in regulations regarding foreign ownership of assets or repatriation of funds or changes in taxation might not adversely affect an investment by the Fund.

NB Crossroads Private Markets Fund V (TE) Advisory LP

Investment Program (Unaudited)

March 31, 2026

Investments in Emerging Markets

The Master Fund and Portfolio Funds may invest in emerging markets. Investing in emerging markets involves additional risks and special considerations not typically associated with investing in other, more established economies or markets. Such risks may include (i) increased risk of nationalization or expropriation of assets or confiscatory taxation; (ii) greater social, economic and political uncertainty, including war or terrorism or social unrest; (iii) higher dependence on exports and the corresponding importance of international trade; (iv) greater volatility, less liquidity and smaller capitalization of markets; (v) greater volatility in currency exchange rates; (vi) greater risk of inflation; (vii) greater controls on foreign investment and limitations on realization of investments, repatriation of invested capital and on the ability to exchange local currencies for U.S. dollars; (viii) increased likelihood of governmental involvement in and control over the economy; (ix) governmental decisions to cease support of economic reform programs or to impose centrally planned economies; (x) differences in auditing and financial reporting standards which may result in the unavailability of material information about portfolio companies; (xi) less extensive regulation of financial and other markets; (xii) longer settlement periods for transactions and less reliable clearance and custody arrangements; (xiii) less developed corporate laws, including regarding fiduciary duties of officers and directors and the protection of investors; (xiv) less developed, reliable or independent judiciary systems for the enforcement of contracts or claims; (xv) greater regulatory uncertainty; (xvi) the maintenance of investments with non-U.S. brokers and securities depositories and (xvii) threats or incidents of corruption that may cause the Fund not to pursue certain investments, or alter certain activities or liquidate certain portfolio investments prior to or after the time when the Fund would otherwise liquidate to achieve optimal returns, which may cause losses or have other negative impacts on the Fund.

Repatriation of investment income, assets and the proceeds of sales by foreign investors may require governmental registration and/or approval in some emerging market countries. The Fund could be adversely affected by delays in or a refusal to grant any required governmental registration or approval for such repatriation or by withholding taxes imposed by emerging market countries on interest or dividends paid on financial instruments or gains from the disposition of such financial instruments.

NB Crossroads Private Markets Fund V (TE) Advisory LP

Investment Program (Unaudited)

March 31, 2026

In emerging markets, there is often less government supervision and regulation of business and industry practices, stock exchanges, over-the-counter markets, brokers, dealers, counterparties and issuers than in other more established markets. Any regulatory supervision that is in place may be subject to manipulation or control. Some emerging market countries do not have mature legal systems comparable to those of more developed countries. Moreover, the process of legal and regulatory reform may not be proceeding at the same pace as market developments, which could result in investment risk. Legislation to safeguard the rights of private ownership may not yet be in place in certain areas, and there may be the risk of conflict among local, regional and national requirements or authorities. In certain cases, the laws and regulations governing investments in securities may not exist or may be subject to inconsistent or arbitrary application or interpretation. Both the independence of judicial systems and their immunity from economic, political or nationalistic influences remain largely untested in many countries. The Fund or Portfolio Funds or the lead or sponsoring private equity general partner, as applicable, may also encounter difficulties in pursuing legal remedies or in obtaining and enforcing judgments in non-U.S. courts. Shareholder claims and legal remedies that are common in the United States may be difficult or impossible to pursue in many emerging market countries. The Fund may have limited or no legal recourse in the event of default or suspension with respect to certain foreign securities.

Most foreign and emerging market companies are not subject to the uniform accounting, auditing and financial reporting requirements applicable to issuers in the United States, which may impact the availability and quality of information about foreign and emerging market issuers. Key information about the issuer, the markets or the local government or economy may be unavailable, incomplete, or inaccurate, which may cause losses or have other negative impacts on the Fund's investments and the Fund's performance.

Regulatory Risks of Private Equity Funds

Legal, tax and regulatory changes could occur that may adversely affect or impact the Fund or the Portfolio Funds at any time during the term of the Fund. The legal, tax and regulatory environment for private equity funds is evolving, and changes in the regulation and market perception of such funds, including changes to existing laws and regulations and increased criticism of the private equity and alternative asset industry by regulators and politicians and market commentators, may materially adversely affect the ability of the Fund or the Portfolio Funds to pursue investment strategies and the value of the Fund's investments. In recent years, market disruptions and the dramatic increase in the capital allocated to alternative investment strategies have led to increased governmental and regulatory (as well as self-regulatory) scrutiny of the private equity and alternative investment fund industry in general, and certain legislation proposing greater regulation of the private equity and alternative investment fund management industry periodically is being and may in the future be considered or acted upon by governmental or self-regulatory bodies of both U.S. and non-U.S. jurisdictions. It is impossible to predict what, if any, changes may be instituted with respect to the regulations applicable to the Portfolio Funds, the Portfolio Fund Managers, the markets in which they operate and invest or the counterparties with which they do business, or what effect such legislation or regulations may have. Any regulations that restrict the ability of the Portfolio Funds to implement investment strategies could have a material adverse impact on their portfolio. To the extent that the Portfolio Funds become subject to such regulation and impact, the Fund's performance will be adversely affected.

NB Crossroads Private Markets Fund V (TE) Advisory LP

Investment Program (Unaudited)

March 31, 2026

Regulatory Scrutiny and Reporting

The Fund and the Adviser may be subject to increased scrutiny by government regulators, investigators, auditors and law enforcement officials regarding the identities and sources of funds of investors in private investment funds. In that connection, in the future the Fund may become subject to additional obligations that may affect its investment program, the manner in which it operates and, reporting requirements regarding its investments and investors. Each Investor will be required to provide to the Fund such information as may be required to enable the Fund to comply with all applicable legal or regulatory requirements, and each Investor will be required to acknowledge and agree that the Fund may disclose such information to governmental and/or regulatory or self-regulatory authorities to the extent required by applicable law or regulation and may file such reports with such authorities as may be required by applicable law or regulation. If required by applicable law, regulation or interpretation thereof, the Fund may suspend all activity with respect to an Investor's account with the Fund, including suspending the Investor's right to redeem funds or assets from the Fund pending the Fund's receipt of instructions regarding the Investor's account from the appropriate governmental or regulatory authority.

Public Company Holdings

A Portfolio Fund's investment portfolio may contain securities issued by publicly held companies. Such investments may subject the Portfolio Fund to risks that differ in type or degree from those involved with investments in privately held companies. Such risks include, without limitation, greater volatility in the valuation of such companies, increased obligations to disclose information regarding such companies, limitations on the ability of the Portfolio Fund to dispose of such securities at certain times, increased likelihood of shareholder litigation against such companies' board members, and increased costs associated with each of the aforementioned risks.

Default

The Master Fund, in general, will not always contribute the full amount of the Fund's commitment to a Portfolio Fund at the time of its admission to the Portfolio Fund. Instead, the Master Fund may be required to make incremental contributions pursuant to capital calls issued from time to time by the Portfolio Fund. If the Master Fund defaults on its commitment or fails to satisfy capital calls in a timely manner then, generally, it will be subject to significant penalties, including the complete forfeiture of the Master Fund's investment in the Portfolio Fund. Any failure by the Master Fund to make timely capital contributions in respect of its commitments may (i) impair the ability of the Master Fund, and in turn the Fund to pursue its investment program, (ii) force the Master Fund to borrow, (iii) cause the Master Fund, and, indirectly, the Fund and the Investors to be subject to certain penalties from the Portfolio Funds (including the complete forfeiture of the Master Fund's investment in a Portfolio Fund), or (iv) otherwise impair the value of the Master Fund's investments (including the complete devaluation of the Master Fund, and in turn the Fund).

NB Crossroads Private Markets Fund V (TE) Advisory LP

Investment Program (Unaudited)

March 31, 2026

Similarly, Investors will not contribute the full amount of their Commitments to the Fund at the time of their admission. Investors will be required to make incremental contributions pursuant to capital calls issued from time to time, by the Fund. Unlike the Portfolio Funds, the Fund will have limited recourse in retrieving un-drawn Commitments in the instance that an Investor defaults on a Commitment. An Investor, or Investors, that default(s) on his/her/its/their Commitment to the Fund may cause the Master Fund to, in-turn, default on its commitment to a Portfolio Fund. Thus the Fund, and especially the non-defaulting Investors, will bear the penalties of such default (as outlined above, including, but not limited to, the complete forfeiture of the Master Fund's investment in a Portfolio Fund and the complete devaluation of the Master Fund, and in turn the Fund). While the Adviser has taken steps to mitigate this risk, including seeking Commitments from Investors that exceed the commitments that are made to the Portfolio Funds, there is no guarantee that such measures will be sufficient or successful.

Recall of Distributions

The Master Fund and the Fund may be subject to terms of the Portfolio Funds which permit the recall of distributions to meet Portfolio Fund obligations. In the event funds are recalled for this purpose, the Fund may in turn require Investors to return amounts previously distributed to them.

Competition for Investment Opportunities

The Portfolio Funds encounter competition for investments from numerous other investment partnerships, limited liability companies, and trusts, as well as from individuals, corporations, bank and insurance company investment accounts, foreign investors, and other entities engaged in investment activities, including other investment funds. As a result, there can be no guarantee that a sufficient quantity of suitable investment opportunities for the Portfolio Funds will be found, that investments on favorable terms can be negotiated, or that the Fund will be able to fully realize on the value of its investments. Competition for investments may have the effect of increasing costs, thereby reducing investment returns to the Portfolio Funds in which the Fund is indirectly invested.

Time Required to Maturity of Investments

There is generally a period of at least two to four years before a Portfolio Fund has completed making its investments. Such investments also may take a significant period from the date they are made to reach a state of maturity allowing for realization of the investment to be achieved. As a result, based on historical realization periods for Portfolio Funds, it is likely that no significant cash return, if any, from disposition of a Portfolio Fund's investments will occur until a substantial number of years from the date of closing of such Portfolio Fund. The proceeds of Fund's investments, therefore, are not likely to be realized for a substantial time period.

NB Crossroads Private Markets Fund V (TE) Advisory LP

Investment Program (Unaudited)

March 31, 2026

Investments in Less Established Companies

The Master Fund and the Portfolio Funds may invest a portion of their assets in the securities of less established companies. Investments in such portfolio companies may involve greater risks than are generally associated with investments in more established companies. For example, such companies may have shorter operating histories on which to judge future performance and, if operating, may have negative cash flow. In the case of start-up enterprises, such companies may not have significant or any operating revenues. Such companies also may have a lower capitalization and fewer resources (including cash) and be more vulnerable to failure, resulting in the loss of the Fund's entire investment. In addition, less mature companies could be more susceptible to irregular accounting or other fraudulent practices. In the event of fraud by any company in which a Portfolio Fund invests, the Fund may suffer a partial or total loss of capital invested in that company.

Economic Conditions

Changes in economic conditions, including, for example, interest rates, inflation rates, industry conditions, competition, technological developments, trade relationships, political and diplomatic events and trends, tax laws and innumerable other factors, can substantially and adversely affect the business and prospects of the Portfolio Funds and the Fund. These conditions are not within the control of the Adviser or the Portfolio Fund Managers.

Foreign Currency Risks

The Fund is expected to invest a portion of its capital in Portfolio Funds based outside the United States for which fund currency is the euro or another non-U.S. dollar currency. In addition, these Portfolio Funds, as well as Portfolio Funds for which fund currency is the U.S. dollar, may make investments denominated in currencies other than the U.S. dollar. Fluctuations in the exchange rate between the U.S. dollar and these other currencies will result in changes to the values, in U.S. dollar terms, of the Fund's Commitments as well as the Fund's investments. The Adviser may, where it deems prudent and practicable, seek to mitigate the effect of such currency fluctuations by engaging in currency hedging activities, but it does not expect to eliminate the Fund's exposure to exchange rate fluctuations. In addition, Investors subscribing for Interests in the Fund in any country in which U.S. dollars are not the local currency should note that changes in the value of exchange between U.S. dollars and such currency may have an adverse effect on the value, price, or income of the investment to such Investor.

Non-Controlling Investments and Limited Rights as Shareholder

In connection with Co-Investments, the Fund may hold non-controlling interests in certain portfolio companies and, therefore, may have a limited ability to protect their interests in such companies and to influence such companies' management. In addition, Co-Investments may be made with third parties through joint ventures or other entities, which may have larger or controlling ownership interests in such portfolio companies. In such cases, the Fund will rely significantly on the existing management and board of directors of such companies, which may include representatives of other financial investors with whom the Fund is not affiliated and whose interests may at times conflict with the interests of the Fund. Such Fund investment may involve risks in connection with such third-party involvement, including the possibility that a third party may be in a position to take (or block) action in a manner contrary to the Fund's investment objectives or may have financial difficulties resulting in a negative impact on such investment. In addition, the Fund may in certain circumstances be liable for the actions of their third-party co-venturers. Co-Investments made with third parties in joint ventures or other entities also may involve carried interests and/or other fees payable to such third party partners or co-venturers. There can be no assurance that appropriate minority shareholder rights will be available to the Fund or that such rights will provide sufficient protection to the Fund's interests.

NB Crossroads Private Markets Fund V (TE) Advisory LP

Investment Program (Unaudited)

March 31, 2026

Multiple Tiers of Expenses

Each of the Portfolio Funds (i) pays (or requires its limited partners to pay) its respective general partners and investment advisers or managers certain fees and (ii) bears certain costs and expenses. Such fees and expenses are expected to reduce materially the actual returns to investors in the Portfolio Funds, including the Fund. In addition, because of the deduction of the fees payable by the Fund to the Investment Adviser and other expenses payable directly by the Fund from amounts distributed to the Fund by the Portfolio Funds or from the Investors' capital contributions to the Fund, the returns to an Investor in the Fund will be lower than the returns to a direct investor in the Portfolio Funds. Each Investor in the Fund will pay, in effect, two sets of fees, one directly at the Fund level, and one indirectly through the Master Fund at the Portfolio Fund level. Fees and expenses of the Fund and the Portfolio Funds will generally be paid regardless of whether the Fund or Portfolio Funds produce positive investment returns. If the Fund or Portfolio Funds do not produce significant positive investment returns, these fees and expenses could reduce the amount recovered by an Investor in the Fund to less than its total capital contributions to the Fund.

Investing in a Master/Feeder Fund

The Fund pursues its investment objective by investing in the Master Fund. The Fund does not have the right to withdraw its investment in the Master Fund. Interests in the Master Fund also may be held by investors other than the Fund. These investors may include other investment funds, including investment companies that, like the Fund, are registered under the 1940 Act, and other types of pooled investment vehicles. When investors in the Master Fund vote on matters affecting the Master Fund, the Fund could be outvoted by other investors. The Fund also may be indirectly adversely affected otherwise by other investors in the Master Fund. Other feeder funds invested in the Master Fund may offer interests to their respective investors, if any, that have costs, expenses and other terms that differ from those of the Fund. Thus, the investment returns for investors in other funds that invest in the Master Fund may differ from the investment return of investors in the Fund.

Limitations on Performance Information

Performance of private equity vehicles is difficult to measure and therefore such measurements may not be as reliable as performance information for other investment products because, among other things: (i) there is no market for underlying investments, (ii) private equity investments take years to achieve a realization event and are difficult to value before realization, (iii) private equity investments are made over time as capital is drawn down from investments, (iv) the performance record of a private equity fund is not established until the final distributions are made, which may be 10-12 years or longer after the initial closing and (v) industry performance information for private equity funds may be skewed upwards due to survivor bias lack of reporting by underperforming managers.

NB Crossroads Private Markets Fund V (TE) Advisory LP

Investment Program (Unaudited)

March 31, 2026

Passive Interest in the Fund and Portfolio Funds

Except as otherwise provided in the Limited Partnership Agreement of the Fund (the "Partnership Agreement"), the Investors will not have any right to participate in the day-to-day management of the business and operations of the Fund and the management of the Fund's assets. Furthermore, the day-to-day management of the business and operation of each of the Portfolio Funds and the management of the assets of the Portfolio Funds, including the valuation by the Portfolio Funds of their assets, will be controlled by the respective general partners and sponsors or managers of the Portfolio Funds and not by the Fund.

Valuation Risk

In light of the illiquid nature of the Interests, and of interests in the Portfolio Funds and other securities in which the Fund may invest, any valuation made by the Adviser of the Interests and Fund investments will be based on the Adviser's good faith determination as to the fair value of those interests. There can be no assurance, however, that the values assigned in good faith by the Adviser to the Interests, interests in Portfolio Funds, or other Fund investments will equal or approximate the price at which they may be sold or otherwise liquidated or disposed of from time to time.

Tax Considerations for the Fund

An Investor's U.S. federal income tax liability with respect to income and gains of the Fund for a year may exceed the Fund's distributions to such Investor in respect of such year. In addition, an Investor may be subject to various limitations on its ability to use its allocable share of deductions and losses of the Fund (e.g., passive loss limitations, investment interest limitations, capital loss limitations, excess business loss limitations, or the inability to deduct miscellaneous itemized deductions) and limitations on the Investor's ability to deduct its allocable share of the business interest of the Fund or a Portfolio Fund.

Investments by the Fund in certain types of foreign entities can result in either current taxation to U.S. Investors on amounts earned by the foreign entities although not distributed to the Fund or unfavorable tax treatment, relative to U.S. investments, upon the Fund's indirect sale, exchange, or other disposition of an interest in the foreign entity.

Allocations of Income and Loss to Investors

For income tax purposes, each Investor will be treated as a partner of the Fund and, as such, generally will be taxed upon its distributive share of each item of the Fund's income, gain, loss and deductions for each taxable year of the Fund. Generally, an Investor's distributive share of Fund income, gain, loss, deduction or credit for U.S. federal income tax purposes is determined in accordance with the provisions of the Partnership Agreement if those provisions either have substantial economic effect (as determined under Treasury Regulations) or are in accordance with the Investor's "interest in the partnership."

NB Crossroads Private Markets Fund V (TE) Advisory LP

Investment Program (Unaudited)

March 31, 2026

The Investment Adviser intends that the allocations in the Partnership Agreement will be respected for U.S. federal income tax purposes. However, the Treasury Regulations regarding when allocations are respected are complex, and there can be no assurance that the allocations described in the Partnership Agreement will be respected by the Internal Revenue Service (the "IRS"). In particular, the Fund will apply certain estimates and simplifying conventions intended to ensure that the Fund's net taxable income, gains, losses, or deductions are properly allocated among Investors and the Fund's general partner in a manner that reflects their beneficial interests in such tax items while permitting timely delivery of Schedule K-1s to Investors. Although simplifying conventions are contemplated by the Internal Revenue Code of 1986, as amended, and many funds use similar simplifying conventions, the use of this method may not be permitted under existing Treasury Regulations. If the IRS were to successfully challenge the estimates and simplifying conventions applied by the Fund, the items of the Fund's income, gain, loss or deduction may be required to be adjusted or reallocated in a manner that adversely impacts Investors.

Tax Laws Subject to Change

It is possible that the current U.S. federal, state, local, or foreign income tax treatment accorded an investment in the Fund will be modified by legislative, administrative, or judicial action in the future. The nature of additional changes in U.S. federal or non-U.S. income tax law, if any, cannot be determined prior to enactment of any new tax legislation. However, such legislation could significantly alter the tax consequences and decrease the after tax rate of return of an investment in the Fund. Investors therefore should seek, and must rely on, the advice of their own tax advisers with respect to the possible impact on their investments of recent legislation, as well as any future proposed tax legislation or administrative or judicial action.

NB Crossroads Private Markets Fund V (TE) Advisory LP

Investment Program (Unaudited)

March 31, 2026

Cybersecurity Risk

With the increased use of technologies such as the Internet to conduct business, the Fund and its service providers, as well as the issuers in which the Fund invests, are susceptible to operational, information security and related risks. In general, cybersecurity incidents can result from deliberate attacks or unintentional events. Cybersecurity failures by or breaches of the Adviser and other service providers (including, but not limited to, fund accountants, custodians, transfer agents and administrators), and the issuers of securities in which the Fund invests, have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund’s ability to calculate its net asset value, impediments to trading, the inability of shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs. In addition, substantial costs may be incurred in order to prevent any cybersecurity incidents in the future. While the Fund and the Adviser have established business continuity plans in the event of, and risk management systems to prevent, such cyberattacks, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified. Furthermore, the Fund cannot control the cybersecurity plans and systems put in place by service providers to the Fund and issuers in which the Fund invests. As a result, the Fund or its investors could be negatively impacted.

During the most recent fiscal year, there have been no material changes to: (i) the Fund's investment objective and policies that have not been approved by Investors, (ii) principal risk factors associated with investment in the Fund, (iii) the persons who are primarily responsible for the day-to-day management of the Fund's portfolio; or (iv) the Fund's organizational agreement that would delay or prevent a change of control of the Fund that have not been approved by Investors.

NB Crossroads Private Markets Fund V (TE) Advisory LP

Supplemental Information (Unaudited)

March 31, 2026

Proxy Voting and Portfolio Holdings

A description of the TE Advisory Fund’s policies and procedures used to determine how to vote proxies relating to the TE Advisory Fund’s portfolio securities, as well as information regarding proxy votes cast by the TE Advisory Fund (if any) during the most recent twelve month period ended June 30, is available without charge, upon request, by calling the TE Advisory Fund at 212-476-8800 or on the website of the Securities and Exchange Commission (the “SEC”) at http://www.sec.gov. The TE Advisory Fund did not receive any proxy solicitations during the year ended March 31, 2026.

The TE Advisory Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The TE Advisory Fund’s N-PORT filings are available in the EDGAR database on the SEC’s website at www.sec.gov or by calling Neuberger Berman at 212-476-8800.

NB Crossroads Private Markets Fund V (TE) Advisory LP

Board of Directors of the TE Advisory Fund (Unaudited)

March 31, 2026

Information pertaining to the Board of Directors of the TE Advisory Fund is set forth below.

Name, Position(s) Held, Address, and Year of Birth	Term of Office and Length of Time Served[1]	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex[2] Overseen by Director	Other Directorships Held by Director During Past 5 Years
Disinterested Directors

James D. Bowden, Director 1290 Avenue of the Americas New York, NY 10104 (1953)	Since April 2023	Managing Director, NBAA (2015 - 2023)	16	None.

Virginia G. Breen, Director 1290 Avenue of the Americas New York, NY 10104 (1964)	Since Inception	Private investor and board member of certain entities (as listed herein)	16	Trustee/Director of UBS Registered Fund Complex (41 funds); Director of Calamos Fund Complex (58 funds); Director of Paylocity Holding Corp.; Former Director of JLL Income Property Trust, Inc. (2004 - 06/23); Former Director of Tech and Energy Transition Corporation (2021 - 03/23).

Alan Brott, Director 1290 Avenue of the Americas New York, NY 10104 (1942)	Since Inception	Consultant (1991-2018)	16	Director of Grosvenor Registered Multi- Strategy Funds (3 funds); Director of Hedge Fund Guided Portfolio Solution (part of the Grosvenor complex); Former Director of Stone Harbor Investment Funds (8 funds) (2007-2022); Former Manager of Man FRM Alternative Multi-Strategy Fund LLC (8/09 to 8/21).

Victor F. Imbimbo, Jr., Director 1290 Avenue of the Americas New York, NY 10104 (1952)	Since Inception	President and CEO of Caring Today, LLC, an information and support resource for the family caregiver market (since 2008).	16	Former Manager of Man FRM Alternative Multi-Strategy Fund LLC (10/00 to 8/21).

Thomas F. McDevitt, Director 1290 Avenue of the Americas New York, NY 10104 (1956)	Since Inception	Managing Partner of Edgewood Capital Partners and President of Edgewood Capital Advisors (since 2002).	16	Former Director of Jones Lang LaSalle Property Trust, Inc. (12/04 to 06/15).

Thomas G. Yellin, Director 1290 Avenue of the Americas New York, NY 10104 (1954)	Since Inception	President of The Documentary Group (since 2006).	16	Director of Grosvenor Registered Multi-Strategy Funds (3 funds); Director of Hedge Fund Guided Portfolio Solution (part of the Grosvenor complex); Former Manager of Man FRM Alternative Multi-Strategy Fund LLC (8/09 to 8/21).

1 Each Director serves for an indefinite term (i.e., until their successor is elected and qualified or the earlier of their death, retirement, resignation or removal, bankruptcy, adjudication of incompetence or other incapacity to perform his or her duties).

2 The ‘‘Fund Complex’’ consists of NB Crossroads Private Markets Fund IV (TI) – Client LLC, NB Crossroads Private Markets Fund IV (TE) – Client LLC, NB Crossroads Private Markets Fund IV Holdings LLC, NB Crossroads Private Markets Fund V Holdings LP, NB Crossroads Private Markets Fund V (TE) LP, NB Crossroads Private Markets Fund V (TE) Advisory LP, NB Crossroads Private Markets Fund V (TI) LP, NB Crossroads Private Markets Fund V (TI) Advisory LP, NB Crossroads Private Markets Fund VI Holdings LP, NB Crossroads Private Markets Fund VI LP, NB Crossroads Private Markets Fund VI Advisory LP, NB Crossroads Private Markets Fund VII Holdings LP, NB Crossroads Private Markets Fund VII LP, NB Crossroads Private Markets Fund VII Advisory LP, NB Private Markets Access Fund LLC, and Neuberger Asset-Based Credit Fund.

NB Crossroads Private Markets Fund V (TE) Advisory LP

Officers of the TE Advisory Fund (Unaudited)

March 31, 2026

Information pertaining to the Officers of the TE Advisory Fund is set forth below.

Name, Address[1] and Age	Position(s) Held with the Company	Term of Office and Length of Time Served[2]	Principal Occupation During Past 5 Years
Officers who are not Directors

Peter von Lehe (1968)	President	Length — since 2023	Head of Investments Solutions and Strategy, Managing Director, NBAA, since 2006.

Mark Bonner (1977)	Treasurer	Length — since inception	Managing Director, Neuberger Berman, since 2024, and Director of Private Equity Finance, NBAA, since 2015. Formerly, Senior Vice President, Bank of America; Merrill Lynch Alternative Investments LLC (2006-2015).

Claudia A. Brandon (1956)	Executive Vice President and Secretary	Length — since inception	Senior Vice President, Neuberger Berman, since 2007.

Sarah Doane (1989)	Assistant Treasurer	Length — since 2020	Senior Vice President, Neuberger Berman, since 2024, and Director of Private Equity Finance, NBAA, since 2016.

Scott Hogan (1970)	Chief Compliance Officer	Length — Since May 2025	Compliance Officer to the registered investment companies for which NBIA acts as an investment manager and/or administrator, since May 2025. Formerly, Director, DWS Investment Management Americas, Inc. (“DIMA”), and Chief Compliance Officer to the registered investment companies for which DIMA acted as an investment manager and/or administrator (2016 to 2025), and Legal Counsel, DIMA (2007 to 2016).

Sheila James (1965)	Assistant Secretary	Length — since inception	Senior Vice President, Neuberger Berman, since 2023. Formerly, Vice President, Neuberger Berman (2008-2023).

NB Crossroads Private Markets Fund V (TE) Advisory LP

Officers of the TE Advisory Fund (Unaudited)

March 31, 2026

Information pertaining to the Officers of the TE Advisory Fund is set forth below.

Name, Address[1] and Age	Position(s) Held with the Company	Term of Office and Length of Time Served[2]	Principal Occupation During Past 5 Years
Officers who are not Directors

Maura Reilly Kennedy (1978)	Vice President	Length — since 2023	Managing Director, NBAA, since 2018. Formerly Principal, NBAA (2014-2018).

Brian Kerrane (1969)	Vice President	Length — since inception	Managing Director, Neuberger Berman, since 2013; Chief Operating Officer – Mutual Funds and Managing Director, NBIA, since 2015.

Josephine Marone (1963)	Assistant Secretary	Length — since inception	Senior Paralegal, Neuberger Berman, since 2007.

David Morse (1961)	Vice President and Principal Executive Officer (for purposes of the Sarbanes-Oxley Act of 2002)	Length — since 2024	Global Co-Head of Private Equity Co-Investments, Managing Director, NBAA, since 2003.

Gariel Nahoum (1983)	Chief Legal Officer (only for purposes of sections 307 and 406 of the Sarbanes-Oxley Act of 2002)	Length — Since April 2025	Senior Vice President, Neuberger Berman, since 2017, and General Counsel – U.S. Registered Funds, Senior, since March 2025. Formerly Associate General Counsel – Mutual Funds and Intermediary, Neuberger Berman (2017-2025), and Assistant General Counsel and Vice President, Neuberger Berman (2014 to 2016).

Michael Smith (1984)	Vice President	Length — since 2023	Managing Director, NBAA, since 2022. Formerly Principal, NBAA (2018-2022).

1 The business address of each listed person is 1290 Avenue of the Americas, New York, NY 10104, except for Mark Bonner, Sarah Doane and Michael Smith, whose business address is 53 State Street, 13th Floor, Boston, MA 02109.

2 Each Officer serves for an indefinite term (i.e., until their successor is chosen and qualified).

Alternative investments are sold to qualified investors only by a Confidential Offering Memorandum. An investment in an alternative investment fund is speculative and should not constitute a complete investment program. The information presented in this report is current as of the date noted, is for information purposes only and does not constitute an offer to sell or a solicitation of an offer to buy interests in the TE Advisory Fund. This is not, and under no circumstances is to be construed as, an offer to sell or a solicitation to buy any of the securities or investments referenced, nor does this information constitute investment advice or recommendations with respect to any of the securities or investments used. Past performance is no guarantee of future results. Additional information is available upon request.

Rev. July 2023 FACTS WHAT DOES NEUBERGER BERMAN DO WITH YOUR PERSONAL INFORMATION? Why? Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do. What? The types of personal information we collect and share depend on the product or service you have with us. This information can include: Social Security numbers, dates of birth, and other numerical identifiers Names and addresses Driver’s licenses, passports, and other identification documents Usernames and passwords Internet protocol addresses and other network activity information Income, credit history, credit scores, assets, transaction history, and other financial information How? All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Neuberger Berman chooses to share; and whether you can limit this sharing. Reasons we can share your personal information Does Neuberger Berman share? Can you limit this sharing? For our everyday business purposes— such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus Yes No For our marketing purposes— to offer our products and services to you Yes No For joint marketing with other financial companies No We don’t share For our Affiliates’ everyday business purposes— information about your transactions and experiences Yes No For our Affiliates’ everyday business purposes— information about your creditworthiness No We don’t share For Nonaffiliates to market to you No We don’t share Questions? Call 646.497.4003 or 866.483.1046 (toll-free) Email NBPrivacyOfficer@nb.com or go to www.nb.com

Page 2 Who we are? Who is providing this notice? Entities within the Neuberger Berman family of companies, mutual funds, and private investment funds. What we do? How does Neuberger Berman protect my personal information? To protect your personal information from unauthorized access and use, we use security measures that comply with federal law and include physical, electronic and procedural safeguards. How does Neuberger Berman collect my personal information? We collect your personal information directly from you or your representatives, for example, when you seek advice about your investments give us your contact or income information provide account information or open an account direct us to buy or sell securities, or complete other transactions visit one of our websites, portals, or other online locations We also collect your personal information from others, such as credit bureaus, affiliates, or other companies. Why can’t I limit all sharing? Federal law gives you the right to limit only: sharing with Affiliates for everyday business purposes— information about your creditworthiness Affiliates from using your information to market to you sharing with Nonaffiliates to market to you State laws and individual companies may give you additional rights to limit sharing. Definitions Affiliates Companies related by common ownership or control. They can be financial and nonfinancial companies. Our affiliates include, but are not limited to, companies with a Neuberger Berman name; financial companies, such as investment advisers or broker dealers; mutual funds; and private investment funds. Nonaffiliates Companies not related by common ownership or control. They can be financial and nonfinancial companies. Nonaffiliates we share with can include companies that perform administrative services on our behalf (such as vendors that provide data processing, transaction processing, and printing services) or other companies such as brokers, dealers, or counterparties in connection with servicing your account. Joint marketing A formal agreement between nonaffiliated financial companies that together market financial products or services to you. Neuberger Berman doesn’t jointly market. 106238047.1

NB Crossroads Private Markets Fund V Holdings LP

Annual Report

For the year ended March 31, 2026

NB Crossroads Private Markets Fund V Holdings LP

(Unaudited)

Private Equity Market Update

The U.S. economy continued to expand in 2025, though at a more modest pace than the prior year. Real GDP growth decelerated to 2.1%,1 down from 2.8% in 2024, while the labor market showed signs of softness as the unemployment rate drifted upward to 4.4% from 4.1%. Inflation continued to moderate, with the Consumer Price Index (CPI) rising 2.7% year-over-year in December 2025, slightly below the 2.9% reading recorded in December 2024.2

Against this backdrop, monetary policy was shaped heavily by the evolving tariff environment. Following three interest rate cuts between September and December 2024, the Federal Reserve (“Fed”) held the federal funds rate unchanged through the first half of 2025. This pause reflected uncertainty around the inflationary and growth implications of the broad tariff measures introduced by the Trump administration, which, while repeatedly revised, carried the potential to both lift consumer prices and weigh on economic activity. The Fed ultimately viewed any tariff-driven inflation as transitory, while growing concern over labor market softness (particularly below-trend monthly job growth from May - September 2025) prompted it to resume cutting rates at its final three meetings of the year. By year-end, the federal funds rate settled at a target range of 3.50–3.75%.3

The tariff announcements introduced a period of uncertainty that weighed on near-term dealmaking and exit outlooks, particularly following the scope of the "Liberation Day" announcements in April 2025. Despite the uncertainty with tariffs, private equity (PE) portfolios demonstrated relative resilience, as approximately 73% of PE managers surveyed by Neuberger following the proposed tariffs on April 2, 2025 expected no near-term valuation impact from tariffs, and nearly half anticipated no material effect on revenue, costs, or EBITDA, reflecting the asset class's comparatively lower direct exposure to tariff-sensitive sectors relative to public equity markets.4

The U.S. Private Equity market nonetheless delivered a strong performance in 2025 across most key metrics, as rate cuts in the second half of the year lowered the cost of capital and over $1 trillion in available dry powder provided sponsors with ample resources to pursue transactions. Buyout activity accelerated meaningfully, with deal value reaching levels not seen since the 2021 peak, driven by a surge in large-scale and public-to-private transactions that benefited from improved financing conditions and a more permissive regulatory environment.5

Exit activity similarly rebounded, with total exit value rising 90% year-over-year to $728 billion, the second-highest annual total on record. This recovery was driven heavily by a concentration of mega-sized transactions above $1 billion, also supported by a leap in sponsor-to-sponsor transactions, positive IPO conditions, and improved investor sentiment following a slow first half of 2025. Leveraged buyout (LBO) purchase multiples edged higher to 11.1x EBITDA while leverage declined modestly to 5.1x, reflecting sponsor discipline in capital structure construction even as deal sizes grew. Fundraising, however, remained a soft spot, with U.S. buyout funds raising $258 billion across 260 funds in 2025, roughly flat year-over-year with 2024 but well below the $352 billion raised in 2023, as distributions have yet to fully replenish investor capacity and capital formation continued to consolidate around larger, more established managers.6

Looking ahead, the U.S. Private Equity market faces a more measured near-term backdrop. Tariff and trade policy uncertainty, geopolitical risk, and a more gradual Fed easing path have moderated early-year expectations, with Q1 2026 deal activity and leveraged loan volume running behind prior year levels. Sponsors are expected to continue prioritizing distribution generation and broaden exits beyond the highest-quality assets that anchored 2025 activity. Fundraising conditions remain selective globally, though managers reaching the market are finding receptive investors. Operational improvement and disciplined underwriting have emerged as the defining themes shaping investment conviction heading into the year. AI continues to reshape the competitive landscape across sectors and presents opportunities for operational improvement. Recent public market volatility in the software sector has prompted sponsors and lenders to refine valuation frameworks and underwriting assumptions for software and tech-enabled businesses.

1 Bureau of Economic Analysis, as of April 7, 2026.

2 Bureau of Labor Statistics, as of April 7, 2026.

3 Congressional Research Service, "Federal Reserve Cuts Interest Rates in Late 2025" (IN12635), December 22, 2025.

4 NB Private Markets – Private Equity Manager Tariff Survey Findings, April 2025.

5 Pitchbook 2025 Annual US PE Breakdown.

6 Preqin, as of April 7, 2026.

NB Crossroads Private Markets Fund V Holdings LP

(Unaudited)

Private Equity Investment Activity

In 2025, $610 billion was invested in the U.S. Private Equity market, continuing the recovery from the 2022-23 trough following the 2021 historic peak in deal activity. Investment activity peaked in 2021 at $808 billion before declining to $585 billion in 2022 and $405 billion in 2023. Deal activity has since rebounded to $508 billion in 2024 and further accelerated in 2025. The 2025 figure meaningfully surpasses the prior year level and the pre-2021 baseline, which trended closer to ~$410 billion annually from 2016 to 2020. This increase underscores a sustained and broadening recovery in capital deployment.7

Deal activity in 2025 began against an encouraging backdrop, as the resolution of the U.S. presidential election and expectations of a more permissive regulatory environment under the incoming administration generated early optimism among sponsors. While tariffs were widely anticipated as a cornerstone of the incoming administration's trade agenda, the scope and severity of the "Liberation Day" announcements in April caught the market off guard, triggering a sharp selloff and prompting sponsors to pause deal activity as investors were met with uncertainty around global trade policy and its downstream effects on portfolio company earnings.4 PE activity rebounded strongly in Q3 and Q4, supported by 75 basis points of Fed interest rate cuts, over $1 trillion in available U.S. dry powder, and improving market clarity, driving second-half deal flow to levels not seen since the 2021 peak.5

Growth equity continued to represent a substantial share of deal activity in 2025, making up 21% of all PE deals for the year, nearly on par with buyouts, which accounted for 21% of deal count. This highlights the strategy's enduring role alongside traditional control-oriented investments. Add-on acquisitions remained a cornerstone of sponsors’ strategies, representing 73% of all PE buyouts in 2025, flat year-over-year and consistent with the five-year average of 73%, reflecting a sustained approach among GPs for platform consolidation as a means of driving operational efficiencies and inorganic growth. Corporate carveouts continued to gain prominence as a deal sourcing theme as sponsors increasingly targeted divisions with strong standalone potential that parent companies viewed as non-core or underperforming. Carveouts and divestitures offer a compelling combination of attractive entry valuations and clear operational upside under private ownership, accounting for 10% of all PE buyouts in the fourth quarter of 2025, consistent with the elevated levels observed in recent years.5

Source: PitchBook as of 2025 Q4. Other volume includes Growth/Expansion Equity, Private Investment in Public Equity and Investor Buyout by Management

7 PitchBook, as of April 7, 2026

NB Crossroads Private Markets Fund V Holdings LP

(Unaudited)

Private Equity Outlook for 2026

Heading into 2026, moderating inflation, improving financing conditions, and a record $1.1 trillion in dry powder were expected to support continued expansion in PE deal activity. Q1 2026 proved bumpier than anticipated. Tariff and trade policy uncertainty, geopolitical risk, and diminished expectations for further Fed rate cuts have introduced a meaningful risk-off tone, with total leveraged loan activity running 32% behind the prior year's pace and PE deal value posting its slowest quarter since Q2 2025.8 Net new M&A-driven issuance has held up, but strength remains concentrated in a handful of outsized transactions built on a prior-year pipeline, suggesting a broad-based recovery may take longer to materialize than initially expected.

Sponsors are expected to remain disciplined on leverage levels, keeping equity contributions elevated and placing greater emphasis on earnings growth as the primary driver of returns over multiple expansion. Exit momentum from 2025 is expected to carry forward. GP-led secondaries and the broader secondaries market will remain a significant source of investor liquidity alongside conventional exits.

Artificial Intelligence (AI) disruption has emerged as a central theme heading into and in Q1 2026. Recent product releases from OpenAI and Anthropic have rattled public market confidence in the software sector, calling into question the durable retention and terminal value assumptions that historically underpinned SaaS valuations. While public market volatility is not a direct read-through to private valuations in the near term, it influences sentiment and the public comparables used in quarterly valuation frameworks. Further, we find that private equity ownership can itself be a meaningful buffer because skilled sponsors may be able to invest through volatility, support management teams, and reposition businesses in ways that public market participants often cannot. Sponsors are assessing AI in two directions for every software and tech-enabled investment — disruption risk, including pricing compression, lower barriers to entry, and workflow displacement, alongside potential upside from market expansion, improved retention, and enhanced unit economics. Mission-critical, vertically embedded platforms with proprietary data advantages are viewed as more resilient; single-function point solutions face greater displacement risk.9

Fund Overview

NB Crossroads Private Markets Fund V Holdings LP (the “Fund”) aims to provide investors attractive risk-adjusted returns. The Fund seeks to achieve its objective by investing in a diversified global portfolio of high-quality third-party private equity funds (“Portfolio Funds”), including secondary investments in underlying Portfolio Funds acquired from investors in such Portfolio Funds, pursuing investment strategies in small and mid-cap buyout, large-cap buyout, special situations (primarily distressed-oriented strategies), and venture and growth capital, and by co-investing directly in portfolio companies alongside Portfolio Funds and other private equity firms. The Fund is fully committed to a diversified set of Portfolio Funds and portfolio companies and allocated across investment strategy, asset class, industry, sponsor and geography. As of March 31, 2026, the Fund was invested across 53 investments, including 26 co-investments, 25 primary Portfolio Fund investments and 2 secondary Portfolio Fund investments.

The Fund generated a 1.76% total return on a net asset value (“NAV”) basis for the fiscal year ended March 31, 2026. The Fund generated positive performance results across its three key transaction types: primary, secondary and co-investments. Among the positive drivers, the Fund benefitted from a primary investment in a North American industrials manufacturing, services and technology special situations fund, a co-investment in a European automative business and a primary investment in a European education, consumer and TMT (technology, media, and telecom) mid-cap buyout fund.

On the other hand, among the detractors from performance, the Fund saw negative performance from a primary investment in a North American and European technology fund. Additionally, the Fund saw negative performance from a primary investment in a North American middle market buyout fund focused on government services and technology-enabled solutions. At this point in the Fund’s term, we remain focused on continued value creation in the portfolio and generating distributions for investors.

The portfolio composition, industries and holdings of the Fund are subject to change without notice. The opinions are as of the date of this report and are subject to change without notice.

8 PitchBook Leveraged Commentary and Data U.S. LBO Debt Quarterly Trend Lines 4Q 2025.

9 Bain & Company, Global Private Equity Report 2026.

NB Crossroads Private Markets Fund V Holdings LP

(Unaudited)

Fund Performance – Average Annual Total Return Ended 3/31/2026

	1 Year	5 Year	Since Inception
NB Crossroads Private Markets Fund V Holdings LP1	1.76%	8.60%	10.91%
MSCI World Index (Net)[2]	18.90%	10.27%	10.96%

The performance data quoted represent past performance and does not predict future performance. Current performance may be lower or higher than the performance data quoted.

The results shown in the table reflect the reinvestment of distributions, if any. The results do not reflect the effect of taxes a Fund investor (“Investor”) would pay on Fund distributions or on the sale of the Fund’s limited liability company interests (the “Interests”).

Unlike open-ended funds, the Fund’s Interests are not continually offered. The Fund offered its Interests only to persons or entities that are both “accredited investors” as defined in Section 501(a) of Regulation D under the Securities Act of 1933, as amended (the “Securities Act”), and “qualified clients” as defined in Rule 205-3 under the Investment Advisers Act of 1940, as amended, in private placement transactions that do not involve any “public offering” within the meaning of Section 4(a)(2) of, and/or Regulation D under, the Securities Act.

(1)	The Fund commenced operations on May 18, 2018.

(2)	The MSCI World Index captures large and mid-cap representation across 23 Developed Markets countries. The index covers approximately 85% of the free float-adjusted market capitalization in each country. The Developed Markets countries include Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the UK and the US. The MSCI World Index (Net) calculates reinvested dividends net of withholding taxes. The index is unmanaged and does not include fees. Investors may not invest in the index directly.

NB Crossroads Private Markets Fund V Holdings LP

(Unaudited)

Growth of a $50,000 Investment

This graph shows the change in value of a hypothetical $50,000 investment in the Fund for the life of the Fund since its inception. The results shown in the graph reflect the reinvestment of Fund distributions, in any. The results do not reflect the effect of taxes and Investor would pay on Fund distributions. The result is compared with a broad-based market index. The market index has not been reduced to reflect any of the fees and costs of investing. The required minimum initial capital commitment by an Investor in the Fund was $50,000. Consistent with Securities and Exchange Commission reporting requirement, the line graph above assumes that an Investor’s $50,000 capital commitment was fully called and invested at the commencement of the Fund’s operations; however, as disclosed to potential investors, their initial capital commitments to the Fund would not be full called and immediately invested. Rather, Investors’ capital commitments are called and drawn down by the Fund as investment opportunities are identified by the Fund’s Investment Adviser over the term of the Fund. As such, the investment growth shown in the line graph above may not reflect the actual performance experience of an Investor invested in the Fund over this time period.

Impact of the Fund’s Distribution Policy

The Fund does not have a policy or practice of maintaining a specified level of distributions to investors. From time to time, the Fund pays distributions at the discretion of the Board of Directors as distributions are received from underlying fund investments due to liquidity events. In general, this practice does not affect the Fund’s investment strategy and may reduce the Fund’s net asset value. Over time, a portion of an Investor’s distribution will be a return of its capital given the Fund has a limited term and will seek to return its available assets to investors. The tax characteristics of an Investor’s distributions will be reflected on its annual Schedule K-1 form.

NB Crossroads Private Markets Fund V Holdings LP
For the year ended March 31, 2026
Index	Page No.

NB Crossroads Private Markets Fund V Holdings LP

Statement of Assets, Liabilities and Partners’ Capital – Net Assets

As of March 31, 2026

Assets

Investments, at fair value (cost $206,888,851)	$336,849,633
Investment receivable	5,309,929
Interest receivable	15,778
Prepaid insurance	13,302

Total Assets	$342,188,642

Liabilities

Advisory fees payable	$718,372
Tax preparation fees payable	123,401
Professional fees payable	109,978
Administration service fees payable	63,887
Due to Affiliate	526
Other payables	654

Total Liabilities	$1,016,818

Commitments and contingencies (Note 5)

Partners' Capital - Net Assets	$341,171,824

Units of Master Fund Interests outstanding (unlimited units authorized)	222,199.64
Net Asset Value Per Unit	$1,535.43

The accompanying notes are an integral part of these financial statements.

1

NB Crossroads Private Markets Fund V Holdings LP

Schedule of Investments

March 31, 2026

Investments / Co-investments (A),(B),(D)	Acquisition Type	Acquisition Dates (C)	Geographic Region (E)	Cost	Fair Value
Large-cap Buyout (22.74%)
Advent International GPE IX Limited Partnership	Primary	10/2019-03/2026	North America	$8,805,782	$12,627,683
Green Equity Investors, VIII, L.P.	Primary	12/2020-02/2024	North America	7,885,402	13,494,650
H&F Unite Partners, L.P.	Co-Investment	05/2019	North America	1,252,371	1,445,476
Hellman & Friedman Capital Partners IX, L.P.	Primary	04/2020-02/2025	North America	5,473,218	10,055,298
KKR Ascend Co-Invest L.P.	Co-Investment	05/2019	North America	-	-
KKR Banff Co-Investment L.P.	Co-Investment	10/2018	North America	1,521,499	3,104,462
KKR European Fund V (USD) SCSp	Primary	01/2020-03/2026	Europe	7,059,823	10,004,956
KKR Parrot Co-Invest, L.P.	Co-Investment	12/2019	Australia	3,299,737	8,873,215
NB Bluebird S.à.r.l. (F)	Co-Investment	11/2019-07/2025	Europe	5,162,800	6,863,539
NB Horoscope Aggregator II LP	Co-Investment	06/2021-03/2025	Europe	1,968,165	1,518,351
NB HUB Aggregator LP	Co-Investment	11/2018-02/2026	North America	960,058	2,358,515
PAI Strategic Partnerships SCSp	Secondary	12/2019-07/2023	Europe	-	17,612
TPG Healthcare Partners, L.P.	Primary	12/2019-04/2025	North America	756,049	996,314
TPG Partners VIII, L.P.	Primary	12/2019-05/2025	North America	3,038,953	4,797,799
Vertex Aggregator LP	Co-Investment	08/2018-03/2025	North America	1,411,636	1,431,516
				48,595,493	77,589,386
Small and Mid-cap Buyout (52.06%)
Ada Holdco LP	Co-Investment	10/2019-11/2019	North America	1,641,646	2,320,864
Advent Global Technology Limited Partnership	Primary	03/2020-09/2025	North America	8,925,189	12,421,245
AEA Investors Fund VII, L.P.	Primary	10/2019-12/2025	North America	9,317,502	9,345,681
Aquiline Financial Services Fund IV L.P.	Primary	12/2019-08/2025	North America	8,003,419	12,603,884
ARL Holdings, LLC (F)	Co-Investment	04/2019-11/2019	North America	1,572,236	-
Arsenal Capital Partners Fund V LP	Primary	07/2019-02/2026	North America	8,605,796	10,295,761
Arsenal IO Co-Invest 1 LP	Co-Investment	07/2019-06/2024	North America	2,640,380	769,191
Athyrium ICH Holdings LP	Co-Investment	10/2019	North America	508,120	10,000
BU Adhesives Co-Investment III SCSP	Co-Investment	01/2019	Europe	-	28,757
Buzzard Midstream Infrastructure Co-Invest Pooling, L.P	Co-Investment	03/2019-11/2020	North America	3,442,070	4,395,311
Carlyle Prime Coinvestment, L.P.	Co-Investment	10/2019-04/2021	North America	1,304,125	1,633,197
CB Nike TopCo, LP (F)	Co-Investment	10/2019	Middle East	40	6,698,122
DHM Technology Opportunities Fund, Limited Partnership	Primary	05/2020-10/2025	North America	8,965,384	21,435,652
Holley Parent Holdings, LLC (F)	Co-Investment	10/2018	North America	-	741,354
NB Mafalda S.a.r.l (F)	Co-Investment	07/2019	Europe	-	93,018
Oak Hill Capital Partners V, L.P.	Primary	12/2020-03/2026	North America	7,189,339	12,731,345
Oakley Capital IV-B SCSP	Primary	05/2019-06/2024	Europe	3,546,881	9,777,641
Plaskolite PPC Investor LLC	Co-Investment	12/2018-05/2025	North America	1,740,880	634,846
Quadria Capital Fund II, L.P.	Primary	06/2019-04/2023	Asia	8,470,946	11,624,332
RCP Artemis Co-Invest, L.P.	Co-Investment	07/2019	North America	2,636,049	14,493,843
Rey de la Carne, L.P.	Co-Investment	11/2019-10/2020	North America	4,841,527	3,349,051
Rockbridge Portfolio Fund I L.P.	Secondary	12/2018-06/2021	North America	1,634,080	3,654,050
Summit Partners Growth Equity Fund X-A, L.P.	Primary	03/2020-01/2026	North America	8,101,124	13,435,833
The Veritas Capital Fund VII, L.P.	Primary	09/2020-09/2025	North America	11,685,117	14,961,507
THL Equity Fund VIII Investors (Agiliti), L.P.	Co-Investment	01/2019	North America	3,351,078	5,685,817
THL Equity Fund VIII Investors (Automate), L.P.	Co-Investment	07/2019	Europe	1,313,058	3,414,929
VB Target L.P. (F)	Co-Investment	01/2020	Asia	1,162,922	1,063,861
				110,598,908	177,619,092

The accompanying notes are an integral part of these financial statements.

2

NB Crossroads Private Markets Fund V Holdings LP

Schedule of Investments

March 31, 2026

Investments / Co-investments (A),(B),(D)	Acquisition Type	Acquisition Dates (C)	Geographic Region (E)	Cost	Fair Value
Special Situations (7.73%)
American Industrial Partners Capital Fund VII, L.P.	Primary	10/2019-12/2024	North America	8,720,517	22,698,783
Dragon Co-Investment Partners, L.P.	Co-Investment	09/2019-10/2024	North America	78,305	512,917
East Private Investments, LLC (F)	Co-Investment	07/2019	North America	2,396,939	3,141,000
				11,195,761	26,352,700
Venture Capital (13.66%)
3L Capital Fund I, LP	Primary	04/2019-09/2021	North America	4,505,333	6,461,365
GGV Capital VII L.P.	Primary	01/2019-12/2024	North America	3,581,546	3,808,582
GGV Capital VII Plus L.P.	Primary	05/2019-12/2025	North America	864,847	970,624
GGV Discovery Fund II, L.P.	Primary	01/2019-10/2025	North America	2,574,000	3,571,741
Level Equity Growth Partners IV, L.P.	Primary	11/2018-12/2024	North America	4,621,426	12,494,038
Lightspeed China Partners IV, L.P.	Primary	10/2019-03/2024	Asia	2,102,778	3,456,862
Lightspeed China Partners Select I, L.P.	Primary	04/2019-12/2024	Asia	1,723,658	2,366,899
TA XIII-A, L.P.	Primary	12/2019-10/2024	North America	7,838,062	13,471,305
				27,811,650	46,601,416

Short Term Investments	Cost	Fair Value
Money Market Fund (2.55%)
Morgan Stanley Institutional Liquidity Fund Government Portfolio (G)	8,687,039	8,687,039
	8,687,039	8,687,039

Total Investments (cost $206,888,851) (98.74%)		336,849,633
Other Assets & Liabilities (Net) (1.26%)		4,322,191
Partners' Capital - Net Assets (100.00%)		$341,171,824

(A)	Non-income producing securities, which are restricted as to public resale and illiquid.
(B)	Total cost of illiquid and restricted securities at March 31, 2026 aggregated $198,201,812. Total fair value of illiquid and restricted securities at
March 31, 2026 was $328,162,594 or 96.19% of net assets.
(C)	Acquisition Dates cover from original investment date to the last acquisition date and is required disclosure for restricted securities only.
(D)	All percentages are calculated as fair value divided by the Master Fund's Partners' Capital - Net Assets.
(E)	Geographic Region is based on where a Portfolio Fund is headquartered and may be different from where the Portfolio Fund invests.
(F)	The fair value of the investment was determined using a significant unobservable input.
(G)	The rate is 3.48%, the annualized seven-day yield as of March 31, 2026.

The accompanying notes are an integral part of these financial statements.

3

NB Crossroads Private Markets Fund V Holdings LP

Statement of Operations

For the year ended March 31, 2026

Investment Income:

Interest income	$426,210

Total Investment Income	426,210

Operating Expenses:

Advisory fees	2,873,487
Professional fees	396,871
Administration service fees	248,546
Financing costs	200,445
Independent Directors' fees	167,344
Insurance expense	38,780
Interest expense	37,482
Other expenses	71,698

Total Operating Expenses	4,034,653

Net Investment Loss	(3,608,443)

Net Realized and Change in Unrealized Gain on Investments (Note 2)

Net realized gain on investments	40,749,931
Net change in unrealized appreciation on investments	(29,095,902)

Net Realized and Change in Unrealized Gain on Investments	11,654,029

Net Increase in Partners’ Capital – Net Assets Resulting from Operations	$8,045,586

The accompanying notes are an integral part of these financial statements.

4

NB Crossroads Private Markets Fund V Holdings LP

Statement of Changes in Partners’ Capital – Net Assets

For the year ended March 31, 2025

	Partners' Capital	Special Limited Partner	Total
Partners' committed capital	$334,676,696	$3,380,573	$338,057,269

Partners' capital at April 1, 2024	$398,470,201	$13,696,676	$412,166,877
Capital distributions	(36,040,779)	(363,411)	(36,404,190)
Net investment loss	(3,615,635)	(36,522)	(3,652,157)
Net realized gain on investments	16,091,865	162,544	16,254,409
Net change in unrealized appreciation on investments	630,609	6,370	636,979
Net change in incentive carried interest	(726,741)	726,741	-
Partners' capital at March 31, 2025	$374,809,520	$14,192,398	$389,001,918

For the year ended March 31, 2026

	Partners' Capital	Special Limited Partner	Total
Partners' committed capital	$334,676,696	$3,380,573	$338,057,269

Partners' capital at April 1, 2025	$374,809,520	$14,192,398	$389,001,918
Capital distributions	(55,319,576)	(556,104)	(55,875,680)
Net investment loss	(3,572,359)	(36,084)	(3,608,443)
Net realized gain on investments	40,342,432	407,499	40,749,931
Net change in unrealized appreciation on investments	(28,804,943)	(290,959)	(29,095,902)
Net change in incentive carried interest	(521,330)	521,330	-
Partners' capital at March 31, 2026	$326,933,744	$14,238,080	$341,171,824

The accompanying notes are an integral part of these financial statements.

5

NB Crossroads Private Markets Fund V Holdings LP

Statement of Cash Flows

For the year ended March 31, 2026

CASH FLOWS FROM OPERATING ACTIVITIES

Net change in Partners' Capital – Net Assets resulting from operations	$8,045,586
Adjustments to reconcile net change in Partners’ Capital – Net Assets resulting from operations to net cash provided by operating activities: Purchases of investments	(5,044,843)
Proceeds received from investments	69,837,723
Net purchases and sales of short term investments	(6,867,714)
Net realized gain on investments	(40,749,931)
Net change in unrealized (appreciation) depreciation on investments	29,095,902
Amortization of deferred financing costs	41,040
Changes in assets and liabilities related to operations
(Increase) decrease in interest receivable	(11,001)
(Increase) decrease in prepaid insurance	3,080
Increase (decrease) in tax preparation fees payable	123,401
Increase (decrease) in professional fees payable	(48,173)
Increase (decrease) in administration service fees payable	(5,325)
Increase (decrease) in due to Affiliate	(115,538)
Increase (decrease) in other payables	(24,758)
Increase (decrease) in interest payable	(3,113)

Net cash provided by (used in) operating activities	54,276,336

CASH FLOWS FROM FINANCING ACTIVITIES

Payments to line of credit	(1,000,000)
Distributions to Partners	(55,875,680)

Net cash provided by (used in) financing activities	(56,875,680)

Net change in cash and cash equivalents	(2,599,344)
Cash and cash equivalents at the beginning of the year	2,599,344

Cash and cash equivalents at the end of the year	$-

Noncash activities
Distributions totaling $265,259 were made to the TE Fund and TE Advisory Fund for taxes paid and/or accrued on behalf of the TE Fund and TE Advisory Fund.

The accompanying notes are an integral part of these financial statements.

6

NB Crossroads Private Markets Fund V Holdings LP

Financial Highlights

	For the year ended March 31, 2026	For the year ended March 31, 2025	For the year ended March 31, 2024	For the year ended March 31, 2023	For the year ended March 31, 2022
Per Unit Operating Performance (1)

NET ASSET VALUE, BEGINNING OF YEAR	$1,750.69	$1,854.94	$1,827.86	$1,879.25	$1,349.34
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss	(16.24)	(16.44)	(15.08)	(14.30)	(17.35)
Net realized and unrealized gain (loss) on investments	52.45	76.02	60.75	24.08	547.73
Net increase (decrease) in net assets resulting from operations after incentive carried interest	36.21	59.58	45.67	9.78	530.38

DISTRIBUTIONS TO PARTNERS:
Net change in Partners' Capital - Net Assets due to distributions to Partners	(251.47)	(163.83)	(18.59)	(61.17)	(0.47)
NET ASSET VALUE, END OF YEAR	$1,535.43	$1,750.69	$1,854.94	$1,827.86	$1,879.25
TOTAL NET ASSET VALUE RETURN (1), (2), (3)	1.76%	3.29%	2.52%	0.63%	39.31%

RATIOS AND SUPPLEMENTAL DATA:
Partners' Capital - Net Assets, end of year in thousands (000's)	$341,172	$389,002	$412,167	$406,150	$417,569
Ratios to Average Partners' Capital - Net Assets: (4)
Expenses excluding incentive carried interest	1.10%	1.04%	1.06%	0.97%	1.20%
Net change in incentive carried interest	0.14%	0.19%	0.13%	0.02%	2.01%
Expenses including incentive carried interest	1.24%	1.23%	1.19%	0.99%	3.21%
Net investment loss excluding incentive carried interest	(0.99%)	(0.93%)	(0.84%)	(0.81%)	(1.08%)
Portfolio Turnover Rate (5)	1.36%	2.24%	3.81%	6.82%	16.72%

INTERNAL RATES OF RETURN:
Internal Rate of Return before incentive carried interest (6)	13.25%	15.09%	17.80%	22.64%	33.31%
Internal Rate of Return after incentive carried interest (6)	12.80%	14.57%	17.18%	21.84%	32.10%

(1)	Selected data for a unit of Master Fund interest outstanding throughout each year.
(2)	Total investment return, based on per unit net asset value, reflects the changes in net asset value based on the effects of organizational costs, the performance of the Master Fund during the year and assumes distributions, if any, were reinvested. The Master Fund's units are not traded in any market; therefore, the market value total investment return is not calculated.
(3)	Total return and the ratios to average Partners' Capital - Net Assets is calculated for the Master Fund taken as a whole.
(4)	Ratios do not reflect the Master Fund's proportional share of the net investment income (loss) and expenses, including any performance-based fees, of the Portfolio Funds.
(5)	Proceeds received from investments are included in the portfolio turnover rate.
(6)	The Internal Rate of Return is computed based on the actual dates of the cash inflows and outflows since inception and the ending net assets at the end of the year as of each measurement date.

The accompanying notes are an integral part of these financial statements.

7

NB Crossroads Private Markets Fund V Holdings LP

Notes to the Financial Statements

March 31, 2026

1. Organization

NB Crossroads Private Markets Fund V Holdings LP (the “Master Fund”) is a non-diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Master Fund was organized as a Delaware limited partnership on March 30, 2017. The Master Fund commenced operations on May 18, 2018 (the “Initial Closing”). The term of the Master Fund will continue until December 31, 2028, the end of the year following the tenth anniversary of the Initial Closing, subject to two one-year extensions which may be approved by the Board of Directors of the Master Fund (the “Board” or the “Board of Directors”). Thereafter, the term of the Master Fund may be extended by consent of a majority-in-interest of its limited partners (“Partners”) as defined in the Master Fund’s limited partnership agreement (the “LP Agreement”).

The Master Fund’s investment objective is to provide attractive risk-adjusted returns. The Master Fund seeks to achieve its objective by investing in a diversified global portfolio of high quality third-party private equity funds (“Portfolio Funds”) including secondary investments in underlying Portfolio Funds acquired from investors in such Portfolio Funds (each, a “Secondary Investment”), and by co-investing directly in portfolio companies alongside Portfolio Funds and other private equity firms (each, a “Co-Investment”). Neither the Master Fund nor the Registered Investment Adviser (as defined below) guarantees any level of return or risk on investments and there can be no assurance that the Master Fund will achieve its investment objective. The Portfolio Funds are not registered as investment companies under the 1940 Act.

NB Crossroads Private Markets Fund V (TI) LP (the “TI Fund”), NB Crossroads Private Markets Fund V (TI) Advisory LP (the “TI Advisory Fund”), NB Crossroads Private Markets Fund V (TE) LP (the “TE Fund”) and NB Crossroads Private Markets Fund V (TE) Advisory LP (the “TE Advisory Fund” and together with the TI Fund, TI Advisory Fund and TE Fund, the “Feeder Funds”) each pursue their investment objectives by investing substantially all of their assets in the Master Fund. Each Feeder Fund is a Delaware limited partnership that is registered under the 1940 Act as a non-diversified, closed-end management investment company. The TE Fund and the TE Advisory Fund invest indirectly in the Master Fund through NB Crossroads Private Markets Fund V (Offshore), Client LP (the “Offshore Client Fund”) and NB Crossroads Private Markets Fund V (Offshore), Advisory LP (the “Offshore Advisory Fund”), each a Cayman Islands exempted partnership. The percentage of the TE Fund and TE Advisory Fund’s partners’ capital owned by the Offshore Client Fund and Offshore Advisory Fund is 100% and 100% respectively. The financial position and results of operations of the Offshore Client Fund and Offshore Advisory Fund have been consolidated within the TE Fund’s and TE Advisory Fund’s consolidated financial statements, respectively. The Offshore Client Fund, Offshore Advisory Fund and the Feeder Funds have the same investment objective and substantially the same investment policies as the Master Fund (except that the Offshore Client Fund, Offshore Advisory Fund and the Feeder Funds pursue their investment objectives by investing in the Master Fund).

8

NB Crossroads Private Markets Fund V Holdings LP

Notes to the Financial Statements

March 31, 2026

The Board has overall responsibility to manage and supervise the operations of the Master Fund. The Board exercises the same powers, authority and responsibilities on behalf of the Master Fund as are customarily exercised by directors of a typical investment company registered under the 1940 Act. The Board has engaged Neuberger Berman Investment Advisers LLC (“NBIA” or “Registered Investment Adviser”) and NB Alternatives Advisers LLC (“NBAA” or “Sub-Adviser” and together with NBIA, the “Adviser”) to provide investment advice regarding the selection of the Master Fund’s investments and to manage the day-to-day operations of the Master Fund.

The Master Fund operates as a vehicle for the investment of substantially all of the assets of the Feeder Funds as partners of the Master Fund.  As of March 31, 2026, the TI Fund’s, TI Advisory Fund’s, TE Fund’s and TE Advisory Fund’s ownership of the Master Fund’s Partners’ contributed capital was 57.51%, 4.23%, 29.89% and 7.37%, respectively, with a NB affiliate’s (“Special Limited Partner”) (who is also a Partner of the Master Fund) percentage ownership of the Master Fund’s Partners’ contributed capital being 1%.

2. Significant Accounting Policies

The Master Fund meets the definition of an investment company and follows the accounting and reporting guidance as issued through Accounting Standards Codification (“ASC”) 946, Financial Services – Investment Companies. The following is a summary of significant accounting policies followed by the Master Fund in the preparation of its financial statements.

A. Basis of Accounting

The Master Fund’s policy is to prepare its financial statements on the accrual basis of accounting in accordance with accounting principles generally accepted in the United States of America (“GAAP”). Consequently, income and the related assets are recognized when earned, and expenses and the related liabilities are recognized when incurred. The books and records of the Master Fund are maintained in U.S. dollars.

B. Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and the differences could be material.

C. Valuation of Investments

The Master Fund computes its net asset value (“NAV”) as of the last business day of each fiscal quarter and at such other times as deemed appropriate by the Adviser in accordance with valuation principles set forth below, or as may be determined from time to time, pursuant to the valuation procedures (the “Procedures”) established by the Board.

The Board has approved valuation procedures pursuant to which the Master Fund values its investments. In accordance with Rule 2a-5 under the 1940 Act, the Board has designated NBIA as its Valuation Designee (the “Valuation Designee”). The Valuation Designee, with assistance from NBAA, is responsible for determining fair value in good faith for the Master Fund’s investments without readily available market quotations, subject to oversight by the Board.

9

NB Crossroads Private Markets Fund V Holdings LP

Notes to the Financial Statements

March 31, 2026

It is expected that most of the Portfolio Funds in which the Master Fund invests will meet the criteria set forth under the Financial Accounting Standards Board (“FASB”) ASC Topic 820, Fair Value Measurement (“ASC 820”) permitting the use of the practical expedient to determine the fair value of the Portfolio Fund investments. ASC 820 provides that, in valuing alternative investments that do not have quoted market prices but calculate NAV per share or equivalent, an investor may determine fair value by using the NAV reported to the investor by the underlying investment. To the extent ASC 820 is applicable to a Portfolio Fund, the Adviser generally will value the Master Fund’s investment in the Portfolio Fund based primarily upon the value reported to the Master Fund by the Portfolio Fund or the lead investor of a direct co-investment as of each quarter-end, determined by the Portfolio Fund in accordance with its own valuation policies.

ASC 820-10 establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). ASC 820 provides three levels of the fair value hierarchy as follows:

Level 1	Unadjusted quoted prices in active markets for identical assets or liabilities that the Master Fund has the ability to access;

Level 2	Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data;

Level 3	Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Master Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

Most Portfolio Funds are structured as closed-end, commitment-based private investment funds to which the Master Fund commits a specified amount of capital upon inception of the Portfolio Fund (i.e., committed capital) which is then drawn down over a specified period of the Portfolio Fund's life. Such Portfolio Funds generally do not provide redemption options for investors and, subsequent to final closing, do not permit subscriptions by new or existing investors. Accordingly, the Master Fund generally holds interests in Portfolio Funds for which there is no active market, although, in some situations, a transaction may occur in the "secondary market" where an investor purchases a limited partner’s existing interest and remaining commitment.

Assumptions used by the Adviser due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Master Fund's results of operations and financial condition.

10

NB Crossroads Private Markets Fund V Holdings LP

Notes to the Financial Statements

March 31, 2026

The following table presents the investments carried on the Statement of Assets, Liabilities and Partners’ Capital - Net Assets by level within the valuation hierarchy as of March 31, 2026:

	Level 1	Level 2	Level 3	Net Asset Value	Total
Assets:
Large-cap Buyout	$-	$-	$6,863,539	$70,725,847	$77,589,386
Small and Mid-cap Buyout	-	-	8,596,355	169,022,737	177,619,092
Special Situations	-	-	3,141,000	23,211,700	26,352,700
Venture Capital	-	-	-	46,601,416	46,601,416
Money Market Fund	8,687,039	-	-	-	8,687,039
Total	$8,687,039	$-	$18,600,894	$309,561,700	$336,849,633

Significant Unobservable Inputs

As of March 31, 2026, the Master Fund had investments valued at $336,849,633. The fair value of investments valued at $309,561,700 in the Master Fund's Schedule of Investments have been valued at the unadjusted NAV reported by the managers of the investments.

The classification of an investment within Level 3 is based upon the significance of the unobservable inputs to the overall fair value measurement. The following table summarizes the valuation methodologies and inputs used for investments categorized in Level 3 as of March 31, 2026:

			Unobservable Inputs
Investments	Fair Value 3/31/2026	Valuation Methodologies	Variable	Value/Range	Weighted Average[1]
Large-cap Buyout	$6,863,539	Market Comparables	LTM EBITDA	13.8x	N/A

Small and Mid-cap Buyout	7,761,983	Market Comparables	LTM EBITDA	11.8x - 17.3x	16.5x

Small and Mid-cap Buyout	741,354	Recent Transaction Value	N/A	N/A	N/A

Small and Mid-cap Buyout	93,018	Escrow Value	1.0x Escrow	N/A	N/A

Special Situations	3,141,000	Market Comparables	LTM EBITDA	25.1x	N/A

Total	$18,600,894

1 Inputs weighted based on fair value of investments in range.

During the year ended March 31, 2026, purchases of and sales from Level 3 investments were as follows:

Purchases	Sales
$547,491	$9,528,067

During the year ended March 31, 2026, change in unrealized appreciation (depreciation) and realized gains from Level 3 investments were ($5,880,534) and $4,965,801, respectively.

The Master Fund recognizes transfers into and out of the levels indicated above at the end of the reporting period. There were no transfers into or out of Level 3 during the year ended March 31, 2026.

11

NB Crossroads Private Markets Fund V Holdings LP

Notes to the Financial Statements

March 31, 2026

The estimated remaining life of the Master Fund’s Portfolio Funds as of March 31, 2026, is one to six years, with the possibility of extensions by each of the Portfolio Funds.

D. Cash and Cash Equivalents

Cash and cash equivalents consist primarily of cash and short-term investments which are readily convertible into cash and have an original maturity of three months or less. UMB Bank N.A. serves as the Master Fund’s custodian.

Cash and cash equivalents can include deposits in money market accounts, which are classified as Level 1 assets. As of March 31, 2026, the Master Fund held $8,687,039, in an overnight sweep that is deposited into a money market account.

Cash and cash equivalents are subject to credit risk to the extent those balances exceed applicable Securities Investor Protection Corporations (“SIPC”) or Federal Deposit Insurance Corporation (“FDIC”) limitations.

E. Investment Gains and Losses

The Master Fund records distributions of cash or in-kind securities from the Portfolio Funds based on the information from distribution notices when distributions are received. The Master Fund recognizes within the Statement of Operations its share of realized gains or (losses), the Master Fund's change in net unrealized appreciation/(depreciation) and the Master Fund’s share of net investment income or (loss) based upon information received regarding distributions from managers of the Portfolio Funds. The Master Fund may also recognize realized losses based upon information received from the Portfolio Fund managers for write-offs taken in the underlying portfolio. Changes in unrealized appreciation/(depreciation) on investments within the Statement of Operations includes the Master Fund’s share of interest and dividends, realized (but undistributed) and unrealized gains and losses on security transactions, and expenses of each Portfolio Fund.

The Portfolio Funds may make in-kind distributions to the Master Fund and, particularly in the event of a dissolution of a Portfolio Fund, such distributions may contain securities that are not marketable. While the general policy of the Master Fund will be to liquidate such investment and distribute proceeds to Partners, under certain circumstances when deemed appropriate by the Board, a Partner may receive in-kind distributions from the Master Fund.

F. Income Taxes

The Master Fund is a limited partnership that is treated as a partnership for tax reporting. Tax basis income and losses are passed through to the individual partners and, accordingly, there is no provision for income taxes reflected in these financial statements. The Master Fund has a tax year end of December 31.

Differences arise in the computation of Partners’ capital for financial reporting in accordance with GAAP and Partners’ capital for federal and state income tax reporting. These differences are primarily due to the fact that unrealized gains and losses are allocated for financial reporting purposes and are not allocated for federal and state income tax reporting purposes.

12

NB Crossroads Private Markets Fund V Holdings LP

Notes to the Financial Statements

March 31, 2026

The cost of the Portfolio Funds for federal income tax purposes is based on amounts reported to the Master Fund on Schedule K-1 from the Portfolio Funds. As of March 31, 2026, the Master Fund had not received information to determine the tax cost of the investments. Based on the amounts reported to the Master Fund on Schedule K-1 as of December 31, 2024, and after adjustment for purchases and sales between December 31, 2024 and March 31, 2026, the estimated cost of the investments at March 31, 2026, for federal income tax purposes aggregated to $193,815,328. The net unrealized appreciation for federal income tax purposes was estimated to be $142,811,927. The net unrealized appreciation consisted of gross unrealized appreciation and gross unrealized depreciation of $150,292,601 and $7,480,674, respectively.

The Master Fund files tax returns as prescribed by the tax laws of the jurisdictions in which it operates. In the normal course of business, the Master Fund is subject to examination by U.S. federal, state, local and foreign jurisdictions, where applicable. As of December 31, 2025, the tax years that remain subject to examination by the major tax jurisdictions under the statute of limitations are from the year 2022 forward (with limited exceptions). FASB ASC 740-10, Income Taxes requires the Adviser to determine whether a tax position of the Master Fund is more likely than not to be sustained upon examination by taxing authorities, based on the technical merits of the position. For tax positions meeting the more likely than not threshold, the tax amount recognized in the financial statements is reduced by the largest benefit that has a greater than fifty percent likelihood of being realized upon ultimate settlement with the relevant taxing authority. The Adviser has reviewed the Master Fund’s tax positions for the current tax period and has concluded that no provision for taxes is required in the Master Fund’s financial statements for the year ended March 31, 2026. The Master Fund recognizes interest and penalties, if any, related to unrecognized tax liabilities as income tax expense in the Statement of Operations. During the year ended March 31, 2026, the Master Fund did not incur any interest or penalties.

G. Restrictions on Transfers

Interests of the Master Fund (“Interests”) are generally not transferable. No Partner may assign, sell, transfer, pledge, hypothecate or otherwise dispose of any of its Interests without the prior written consent of the Board which may be granted or withheld in the Board’s sole discretion, and in compliance with applicable securities and tax laws.

H. Fees of the Portfolio Funds

Each Portfolio Fund will charge its investors (including the Master Fund) expenses, including asset-based management fees and performance-based fees, which are referred to as an allocation of profits. In addition to the Master Fund level expenses shown on the Master Fund’s Statement of Operations, Partners of the Master Fund will indirectly bear the fees and expenses charged by the Portfolio Funds. These fees are reflected in the valuations of the Portfolio Funds and are not reflected in the ratios to average net assets in the Master Fund’s Financial Highlights.

I. Master Fund Expenses

The Master Fund bears all expenses incurred in the course of business on an accrual basis, including, but not limited to, the following: Advisory Fees (as defined herein); investment related expenses; legal fees; administration fees; audit fees; tax preparation fees; custodial fees; cost of insurance; registration expenses; Independent Directors’ fees (as defined herein); and expenses of meetings of the Board.

13

NB Crossroads Private Markets Fund V Holdings LP

Notes to the Financial Statements

March 31, 2026

J. Foreign Currency Translation

The Master Fund has foreign investments which require the Master Fund to translate these investments into U.S. dollars. For foreign investments for which the functional currency is not the U.S. dollar, the fair values of the investments are translated into the U.S. dollar equivalent using period end exchange rates. The resulting translation adjustments are recorded as unrealized appreciation or depreciation on investments.

Contributed capital to and distributions received from these foreign Portfolio Funds are translated into the U.S. dollar equivalent using exchange rates on the date of the transaction.

Conversion gains and losses resulting from changes in foreign exchange rates during the reporting period and gains and losses realized upon settlement of foreign currency transactions are reported in the Statement of Operations. The Master Fund does not isolate the portion of the results of operations arising as a result of changes in foreign exchange rates on investment transactions from the fluctuations arising from changes in the fair value of these investments.

K. Segment Reporting

An operating segment is defined in Topic 280 as a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the public entity’s chief operating decision maker (“CODM”) to make decisions about resources to be allocated to the segment and assess its performance, and has discrete financial information available. NBIA acts as the Master Fund’s CODM through its management, investment and operating committees, which are responsible for assessing performance and making decisions about resource allocation. The CODM has determined the Master Fund represents a single operating segment, as the CODM monitors the operating results of the Master Fund as a whole and the Master Fund’s long-term strategic asset allocation is pre-determined in accordance with the terms of its confidential private placement memorandum, based on a defined investment strategy which is executed by the portfolio management team. The financial information in the form of the Master Fund’s Investments as well as the information contained with the Master Fund’s Financial Highlights, which are used by the CODM to assess the segment’s performance versus the Master Fund’s comparative benchmarks and to make resource allocation decisions for the Master Fund’s single segment, is consistent with that presented within the Master Fund’s financial statements. The Statement of Assets, Liabilities and Partners’ Capital – Net Assets and the Statement of Operations are reflective of the Master Fund’s segment assets and expenses, respectively.

L. Recent Accounting Pronouncements

In December 2023, FASB issued Accounting Standards Update No. 2023-09, "Improvements to Income Tax Disclosures" ("ASU 2023-09"). ASU 2023-09 clarifies the guidance in ASC 740 "Income Taxes" to enhance the transparency and decision-usefulness of income tax disclosures, particularly in the rate reconciliation table and disclosures about income taxes paid. The amendments are intended to address investors’ requests for income tax disclosures that provide more information to help them better understand an entity’s exposure to potential changes in tax laws and the ensuing risks and opportunities and to assess income tax information that affects cash flow forecasts and capital allocation decisions. ASU 2023-09 is effective for annual reporting periods beginning after December 15, 2024. Management has adopted and determined that there is no material impact on the Master Fund’s financial statements.

14

NB Crossroads Private Markets Fund V Holdings LP

Notes to the Financial Statements

March 31, 2026

3. Advisory Fee, Administration Service Fee and Related Party Transactions

The Registered Investment Adviser provides investment advisory services to the Master Fund and incurs research, travel and other expenses related to the selection and monitoring of Portfolio Funds.  Further, the Registered Investment Adviser provides certain management and administrative services to the Feeder Funds, including providing office space and other support services, maintaining files and records, and preparing and filing various regulatory materials. In consideration for such services, the Master Fund pays the Registered Investment Adviser an investment advisory fee (the "Advisory Fee") quarterly in arrears based on an annual rate of 0.85% following the Master Fund’s commencement of operations through the end of year eight and then 0.30% for the remaining life of the Master Fund, in each case based on the Partners’ total capital commitments. For the year ended March 31, 2026, the Master Fund incurred Advisory Fees totaling $2,873,487.

Pursuant to an Administrative and Accounting Services Agreement, the Master Fund retains UMB Fund Services, Inc. (the “Administrator”), a subsidiary of UMB Financial Corporation, to provide administration, custodial, accounting, tax preparation and investor services to the Master Fund. In consideration for these services, the Master Fund pays the Administrator a tiered fee between 0.01% and 0.02%, based on the first day of each calendar quarter’s net assets, subject to a minimum quarterly fee. In accordance with the service level agreement additional fees may be charged for out-of-scope services and quarterly filings made on behalf of the Master Fund. For the year ended March 31, 2026, the Master Fund incurred administration service fees totaling $248,546.

The Board consists of six directors (the “Independent Directors”), all of whom are not “interested persons” of the Master Fund as defined by Section 2(a)(19) of the 1940 Act. Compensation to the Board is paid and expensed by the Master Fund on a quarterly basis. The Independent Directors are also reimbursed for out-of-pocket expenses in connection with providing their services to the Master Fund. For the year ended March 31, 2026, the Master Fund incurred $167,344 in Independent Directors’ fees.

4. Capital Commitments from Partners

At March 31, 2026 and 2025, capital commitments from Partners totaled $338,057,269. Capital contributions received by the Master Fund with regard to satisfying Partner commitments totaled $217,201,795, which represents approximately 64% of committed capital at March 31, 2026 and 2025.

Capital contributions will be credited to Partners’ capital accounts and units will be issued when paid. Capital contributions will be determined based on a percentage of commitments. During the years ended March 31, 2026 and 2025, the Master Fund did not issue any units.

15

NB Crossroads Private Markets Fund V Holdings LP

Notes to the Financial Statements

March 31, 2026

The net profits or net losses of the Master Fund are allocated to Partners in a manner that takes into account the amount of cash that would be distributed based upon a hypothetical liquidation, such that allocations are based on Partners’ percentage interests, as defined in the Master Fund's LP Agreement. Distributions shall be made of available cash (net of reserves that the Board deems reasonable) or other net investment proceeds to Partners at such times and in such amounts as determined by the Board of Directors in its sole discretion and in accordance with Partners’ respective percentage interests, as defined in the Master Fund’s LP Agreement. As of March 31, 2026, the Master Fund had distributed $110,170,802 to Partners. Distributions from the Master Fund are made in the following priority:

(a) First, to Partners of the Master Fund until they have received a 125% return of all drawn capital commitments; and

(b) Then, a 93.0% - 7.0% split between the Partners and the Special Limited Partner (as defined in Note 1), respectively. The Special Limited Partner will not collect any of the incentive carried interest that it may have earned until after the fourth anniversary of the Final Closing.

Incentive carried interest is accrued based on the NAV of the Feeder Funds at each quarter-end as an allocation of profits, to the extent there is an amount to be accrued. The Statement of Changes in Partners’ Capital – Net Assets discloses the amount payable and paid to the Special Limited Partner in the period in which it occurs. At March 31, 2026, the accrued and unpaid incentive carried interest was $10,813,198.

5. Capital Commitments of the Master Fund to Investments

As of March 31, 2026, the Master Fund had total capital commitments of $285,668,580 to the investments with remaining unfunded commitments to the investments totaling $28,428,379 as listed below:

Assets:	Unfunded Commitment
Large-cap Buyout	$4,003,772
Small and Mid-cap Buyout	18,668,686
Special Situations	3,566,883
Venture Capital	2,189,038
Total	$28,428,379

6. Description of the Investments

Due to the nature of the Portfolio Funds, the Master Fund generally cannot liquidate its positions in the Portfolio Funds except through distributions from the Portfolio Funds, which are made at the discretion of the Portfolio Funds or sponsor of the Co-Investment. The Master Fund has no right to demand repayment of its investment in the Portfolio Funds or Co-Investments.

16

NB Crossroads Private Markets Fund V Holdings LP

Notes to the Financial Statements

March 31, 2026

The following underlying investments represent 5% or more of Partners’ Capital – Net Assets of the Master Fund:

American Industrial Partners Capital Fund VII, L.P. represents 6.65% of Partners’ Capital-Net Assets of the Master Fund as of March 31, 2026. The fund seeks to realize short-term and long-term capital appreciation through investments in North American-based industrial companies.

DHM Technology Opportunities Fund, Limited Partnership represents 6.28% of Partners’ Capital – Net Assets of the Master Fund as of March 31, 2026. The fund seeks to generate appreciation through a portfolio of growth-oriented companies.

7. Line of Credit

The Master Fund entered into a revolving line of credit agreement (the “Credit Agreement”) with Bank OZK, dated December 19, 2018, amended as of December 10, 2021, under which the Master Fund could borrow an aggregate principal amount of $20,000,000 for the temporary financing of investments and payment of expenses under the specified terms. The line of credit was secured by the Master Fund’s unfunded Partners’ capital commitments. The Credit Agreement matured on December 17, 2025 and was not extended.

Interest was charged on the outstanding principal amount at a rate per annum that was the aggregate of the applicable margin and the secured overnight financing rate (“SOFR”). Additionally, a commitment fee was charged on the daily unused portion. During the year ended March 31, 2026, the Master Fund had an average outstanding principal of $498,630, with an average interest rate of 7.5%. During the year ended March 31, 2026, the Master Fund incurred $37,482 of interest expense on the line of credit. In connection with entering the Credit Agreement, the Master Fund incurred origination fees and other legal costs (“Financing Costs”). These Financing Costs were amortized over the term of the loan. During the year ended March 31, 2026, the Master Fund expensed $200,445 of Financing Costs as shown in the Statement of Operations.

8. Indemnifications

In the normal course of business, the Master Fund enters into contracts that provide general indemnifications. The Master Fund’s maximum exposure under these agreements is dependent on future claims that may be made against the Master Fund, and therefore cannot be established; however, based on the Registered Investment Adviser’s experience, the risk of loss from such claims is considered remote.

Many of the Portfolio Funds’ partnership agreements contain provisions that allow them to recycle or recall distributions made to the Master Fund. Accordingly, the unfunded commitments disclosed under Note 5 reflect both amounts undrawn to satisfy commitments and distributions that are recallable, as applicable.

17

NB Crossroads Private Markets Fund V Holdings LP

Notes to the Financial Statements

March 31, 2026

9. Concentrations of Market, Credit, Liquidity, Industry, Currency and Capital Call Risk

Due to the inherent uncertainty of valuations, estimated values may differ significantly from the values that would have been used had a ready market for the securities existed, and the difference could be material. The Master Fund’s investments are subject, directly or indirectly, to various risk factors including market, credit, industry, currency and capital call risk. Certain investments are made internationally, which may subject the investments to additional risks resulting from political or economic conditions in such countries or regions and the possible imposition of adverse governmental laws or currency exchange restrictions affecting such countries or regions. Market risk represents the potential loss in value of financial instruments caused by movements in market variables, such as interest and foreign exchange rates and equity prices. The Master Fund may have a concentration of investments, as permitted by its registration statement, in a particular industry or sector. Investment performance of the sector may have a significant impact on the performance of the Master Fund. The Master Fund's investments are also subject to the risk associated with investing in private equity securities. The investments in private equity securities are illiquid, can be subject to various restrictions on resale, and there can be no assurance that the Master Fund will be able to realize the value of such investments in a timely manner if at all.

The Master Fund believes that its liquidity and capital resources are adequate to satisfy its operational needs as well as the continuation of its investment program.

If the Master Fund defaults on its commitment or fails to satisfy capital calls, it will be subject to significant penalties, including the complete forfeiture of the Master Fund’s investment in the Portfolio Fund. This may impair the ability of the Master Fund to pursue its investment program, force the Master Fund to borrow or otherwise impair the value of the Master Fund’s investments (including the complete devaluation of the Master Fund). In addition, defaults by Partners on their commitments to the Master Fund, may cause the Master Fund to, in turn, default on its commitment to a Portfolio Fund. In this case, the Master Fund, and especially the non-defaulting Partners, will bear the penalties of such default as outlined above. While the Registered Investment Adviser has taken steps to mitigate this risk, there is no guarantee that such measures will be sufficient or successful.

10. Subsequent Events

The Master Fund has evaluated all events subsequent to March 31, 2026, through the date these financial statements were issued and has determined that there were no subsequent events that require disclosure.

18

KPMG LLP

Two Financial Center

60 South Street

Boston, MA 02111

Report of Independent Registered Public Accounting Firm

To the Partners and Board of Directors

NB Crossroads Private Markets Fund V Holdings LP:

Opinion on the Financial Statements

We have audited the accompanying statement of assets, liabilities and partners’ capital - net assets of NB Crossroads Private Markets Fund V Holdings LP (the Fund), including the schedule of investments, as of March 31, 2026, the related statements of operations and cash flows for the year then ended, the statements of changes in partners’ capital - net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of March 31, 2026, the results of its operations and its cash flows for the year then ended, the changes in its partners’ capital for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of March 31, 2026, by correspondence with the custodian, underlying fund managers and portfolio companies or by other appropriate auditing procedures where replies from underlying fund managers and portfolio companies were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor for one or more NB Private Markets/NB Crossroads Private Markets investment companies since 2016.

Boston, Massachusetts

May 28, 2026

KPMG LLP, a Delaware limited liability partnership, and its subsidiaries are part of the KPMG global organization of independent member firms affiliated with KPMG
International Limited, a private English company limited by guarantee.

19

NB Crossroads Private Markets Fund V Holdings LP
Investment Program (Unaudited)
March 31, 2026

INVESTMENT PROGRAM (UNAUDITED)

Investment Objective and Process

The investment objective of NB Crossroads Private Markets Fund V Holdings LP (the "Master Fund") is to provide attractive risk-adjusted returns to investors ("Investors"). The Master Fund seeks to achieve its investment objective principally by making primary investments (each, a "Primary Investment") in a portfolio of newly formed, third party private equity funds ("Portfolio Funds") managed by various experienced unaffiliated asset managers that generally have an established track record. The Master Fund may also invest, on an opportunistic basis, in "secondary investments" in Portfolio Funds acquired in privately negotiated transactions from investors in these Portfolio Funds typically after the end of the Portfolio Fund's fundraising period (each, a "Secondary Investment") in more mature Portfolio Funds and make opportunistic direct investments in equity or debt securities of portfolio companies alongside Portfolio Funds and other private equity firms (each, a "Co-Investment"). Neuberger Berman Investment Advisers LLC (the "Investment Adviser") believes the coupling of Secondary Investments and Co-Investment activities with Primary Investments should enhance and accelerate investment returns and offers Investors an opportunity to gain exposure to a broad range of private equity investment opportunities in the United States, Europe and emerging markets.

Each of NB Crossroads Private Markets Fund V (TE) Advisory LP, NB Crossroads Private Markets Fund V (TE) LP, NB Crossroads Private Markets Fund V (TI) Advisory LP and NB Crossroads Private Markets Fund V (TI) LP (each, a "Feeder Fund") invests all or substantially all of its assets in the Master Fund. The Master Fund has the same investment objective, investment policies and restrictions as those of the Feeder Funds. This form of investment structure is commonly known as a "master/feeder" structure.

Each of the Feeder Funds and the Master Fund is a non-diversified fund under the Investment Company Act of 1940, as amended. However, the Master Fund generally will not commit more than 25% of the value of total capital commitments ("Commitment") by Investors (measured at the time of the Commitment) in a single Portfolio Fund.

The Investment Adviser serves as investment adviser of the Master Fund. The Investment Adviser has engaged NB Alternatives Advisers LLC (the "Sub-Adviser" and, together with the Investment Adviser, the "Adviser") to make investment decisions on behalf of the Master Fund. The Investment Adviser and the Sub-Adviser are indirect wholly-owned subsidiaries of Neuberger Berman Group LLC. None of the Master Fund, the Feeder Funds or the Adviser guarantees any level of return or risk on investments and there can be no assurance that the Master Fund's investment objective will be achieved.

Principal Risk Factors

Information on the risk factors associated with investments in the Master Fund is incorporated herein by reference from the section entitled "Investment Program – Principal Risk Factors" in NB Crossroads Private Markets Fund V (TI) LP's annual report to shareholders for the fiscal year ended March 31, 2026, as filed with the Securities and Exchange Commission (File No. 811-23290) (the "TI Fund Annual Report").

20

NB Crossroads Private Markets Fund V Holdings LP
Supplemental Information (Unaudited)
March 31, 2026

Proxy Voting and Portfolio Holdings

A description of the Master Fund’s policies and procedures used to determine how to vote proxies relating to the Master Fund’s portfolio securities, as well as information regarding proxy votes cast by the Master Fund (if any) during the most recent twelve month period ended June 30, is available without charge, upon request, by calling the Master Fund at 212-476-8800 or on the website of the Securities and Exchange Commission (the “SEC”) at http://www.sec.gov. The Master Fund did not receive any proxy solicitations during the year ended March 31, 2026.

The Master Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Master Fund’s N-PORT filings are available in the EDGAR database on the SEC’s website at www.sec.gov or by calling Neuberger Berman at 212-476-8800.

21

NB Crossroads Private Markets Fund V Holdings LP
Board of Directors of the Master Fund (Unaudited)
March 31, 2026

Information pertaining to the Board of Directors of the Master Fund is set forth below.

Name, Position(s) Held, Address, and Year of Birth	Term of Office and Length of Time Served[1]	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex[2] Overseen by Director	Other Directorships Held by Director During Past 5 Years

Disinterested Directors

James D. Bowden, Director 1290 Avenue of the Americas New York, NY 10104 (1953)	Since April 2023	Managing Director, NBAA (2015 - 2023)	16	None.

Virginia G. Breen, Director 1290 Avenue of the Americas New York, NY 10104 (1964)	Since Inception	Private investor and board member of certain entities (as listed herein)	16	Trustee/Director of UBS Registered Fund Complex (41 funds); Director of Calamos Fund Complex (58 funds); Director of Paylocity Holding Corp.; Former Director of JLL Income Property Trust, Inc. (2004 - 06/23); Former Director of Tech and Energy Transition Corporation (2021 - 03/23).

Alan Brott, Director 1290 Avenue of the Americas New York, NY 10104 (1942)	Since Inception	Consultant (1991-2018)	16	Director of Grosvenor Registered Multi- Strategy Funds (3 funds); Director of Hedge Fund Guided Portfolio Solution (part of the Grosvenor complex); Former Director of Stone Harbor Investment Funds (8 funds) (2007-2022); Former Manager of Man FRM Alternative Multi-Strategy Fund LLC (8/09 to 8/21).

Victor F. Imbimbo, Jr., Director 1290 Avenue of the Americas New York, NY 10104 (1952)	Since Inception	President and CEO of Caring Today, LLC, an information and support resource for the family caregiver market (since 2008).	16	Former Manager of Man FRM Alternative Multi-Strategy Fund LLC (10/00 to 8/21).

Thomas F. McDevitt, Director 1290 Avenue of the Americas New York, NY 10104 (1956)	Since Inception	Managing Partner of Edgewood Capital Partners and President of Edgewood Capital Advisors (since 2002).	16	Former Director of Jones Lang LaSalle Property Trust, Inc. (12/04 to 06/15).

Thomas G. Yellin, Director 1290 Avenue of the Americas New York, NY 10104 (1954)	Since Inception	President of The Documentary Group (since 2006).	16	Director of Grosvenor Registered Multi-Strategy Funds (3 funds); Director of Hedge Fund Guided Portfolio Solution (part of the Grosvenor complex); Former Manager of Man FRM Alternative Multi-Strategy Fund LLC (8/09 to 8/21).

1 Each Director serves for an indefinite term (i.e., until their successor is elected and qualified or the earlier of their death, retirement, resignation or removal, bankruptcy, adjudication of incompetence or other incapacity to perform his or her duties).

2 The ‘‘Fund Complex’’ consists of NB Crossroads Private Markets Fund IV (TI) – Client LLC, NB Crossroads Private Markets Fund IV (TE) – Client LLC, NB Crossroads Private Markets Fund IV Holdings LLC, NB Crossroads Private Markets Fund V Holdings LP, NB Crossroads Private Markets Fund V (TE) LP, NB Crossroads Private Markets Fund V (TE) Advisory LP, NB Crossroads Private Markets Fund V (TI) LP, NB Crossroads Private Markets Fund V (TI) Advisory LP, NB Crossroads Private Markets Fund VI Holdings LP, NB Crossroads Private Markets Fund VI LP, NB Crossroads Private Markets Fund VI Advisory LP, NB Crossroads Private Markets Fund VII Holdings LP, NB Crossroads Private Markets Fund VII LP, NB Crossroads Private Markets Fund VII Advisory LP, NB Private Markets Access Fund LLC, and Neuberger Asset-Based Credit Fund.

22

NB Crossroads Private Markets Fund V Holdings LP
Officers of the Master Fund (Unaudited)
March 31, 2026

Information pertaining to the Officers of the Master Fund is set forth below.

Name, Address[1] and Age	Position(s) Held with the Company	Term of Office and Length of Time Served[2]	Principal Occupation During Past 5 Years
Officers who are not Directors

Peter von Lehe (1968)	President	Length — since 2023	Head of Investments Solutions and Strategy, Managing Director, NBAA, since 2006.

Mark Bonner (1977)	Treasurer	Length — since inception	Managing Director, Neuberger Berman, since 2024, and Director of Private Equity Finance, NBAA, since 2015. Formerly, Senior Vice President, Bank of America; Merrill Lynch Alternative Investments LLC (2006-2015).

Claudia A. Brandon (1956)	Executive Vice President and Secretary	Length — since inception	Senior Vice President, Neuberger Berman, since 2007.

Sarah Doane (1989)	Assistant Treasurer	Length — since 2020	Senior Vice President, Neuberger Berman, since 2024, and Director of Private Equity Finance, NBAA, since 2016.

Scott Hogan (1970)	Chief Compliance Officer	Length — Since May 2025	Compliance Officer to the registered investment companies for which NBIA acts as an investment manager and/or administrator, since May 2025. Formerly, Director, DWS Investment Management Americas, Inc. (“DIMA”), and Chief Compliance Officer to the registered investment companies for which DIMA acted as an investment manager and/or administrator (2016 to 2025), and Legal Counsel, DIMA (2007 to 2016).

Sheila James (1965)	Assistant Secretary	Length — since inception	Senior Vice President, Neuberger Berman, since 2023. Formerly, Vice President, Neuberger Berman (2008-2023).

23

NB Crossroads Private Markets Fund V Holdings LP
Officers of the Master Fund (Unaudited)
March 31, 2026

Information pertaining to the Officers of the Master Fund is set forth below.

Name, Address[1] and Age	Position(s) Held with the Company	Term of Office and Length of Time Served[2]	Principal Occupation During Past 5 Years
Officers who are not Directors

Maura Reilly Kennedy (1978)	Vice President	Length — since 2023	Managing Director, NBAA, since 2018. Formerly Principal, NBAA (2014-2018).

Brian Kerrane (1969)	Vice President	Length — since inception	Managing Director, Neuberger Berman, since 2013; Chief Operating Officer – Mutual Funds and Managing Director, NBIA, since 2015.

Josephine Marone (1963)	Assistant Secretary	Length — since inception	Senior Paralegal, Neuberger Berman, since 2007.

David Morse (1961)	Vice President and Principal Executive Officer (for purposes of the Sarbanes-Oxley Act of 2002)	Length — since 2024	Global Co-Head of Private Equity Co-Investments, Managing Director, NBAA, since 2003.

Gariel Nahoum (1983)	Chief Legal Officer (only for purposes of sections 307 and 406 of the Sarbanes-Oxley Act of 2002)	Length — Since April 2025	Senior Vice President, Neuberger Berman, since 2017, and General Counsel – U.S. Registered Funds, Senior, since March 2025. Formerly Associate General Counsel – Mutual Funds and Intermediary, Neuberger Berman (2017-2025), and Assistant General Counsel and Vice President, Neuberger Berman (2014 to 2016).

Michael Smith (1984)	Vice President	Length — since 2023	Managing Director, NBAA, since 2022. Formerly Principal, NBAA (2018-2022).

1 The business address of each listed person is 1290 Avenue of the Americas, New York, NY 10104, except for Mark Bonner, Sarah Doane and Michael Smith, whose business address is 53 State Street, 13th Floor, Boston, MA 02109.

2 Each Officer serves for an indefinite term (i.e., until their successor is chosen and qualified).

Alternative investments are sold to qualified investors only by a Confidential Offering Memorandum. An investment in an alternative investment fund is speculative and should not constitute a complete investment program. The information presented in this report is current as of the date noted, is for information purposes only and does not constitute an offer to sell or a solicitation of an offer to buy interests in the Master Fund. This is not, and under no circumstances is to be construed as, an offer to sell or a solicitation to buy any of the securities or investments referenced, nor does this information constitute investment advice or recommendations with respect to any of the securities or investments used. Past performance is no guarantee of future results. Additional information is available upon request.

24

(b) Not applicable to the Registrant.

Item 2. Code of Ethics.

The Registrant (or the “Fund”) has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, the code of ethics was amended to update the names of fund officers and to make other non-material changes. During the period covered by this report, there have been no waivers granted under the code of ethics. A copy of the Code of Ethics is incorporated by reference to NB Private Markets Access Fund LLC’s Form N-CSR, Investment Company Act file number 811-23591 (filed May 21, 2026).The Code of Ethics is also available, without charge, by calling 1-800-877-9700 (toll-free).

Item 3. Audit Committee Financial Expert.

The Board of Directors (the “Board”) of the Registrant has determined that Alan Brott possesses the technical attributes to qualify as the audit committee's financial expert and is an "independent" Director pursuant to paragraph (a)(2) of Item 3 on Form N-CSR.

Item 4. Principal Accountant Fees and Services.

KPMG, LLP serves as independent registered public accounting firm to the Registrant.

(a) Audit Fees

The aggregate fees, billed for professional services rendered by the Registrant's principal accountant for the audit of the Registrant's annual financial statements and security counts required under Rule 17f-2 of the Investment Company Act of 1940 (the "1940 Act") for the fiscal years ended March 31, 2025 and March 31, 2026 were $20,540 and $20,580, respectively.

(b) Audit-Related Fees

There were no audit-related services provided by the principal accountant to the Registrant for the last two fiscal years.

(c) Tax Fees

The principal accountant for the audit of the Registrant's annual financial statements billed no fees for tax compliance, tax advice or tax planning services to the Registrant during the last two fiscal years.

(d) All Other Fees

The principal accountant billed no other fees to the Registrant during the last two fiscal years.

(e) (1) During its regularly scheduled periodic meetings, the Registrant's audit committee will pre-approve all audit, audit-related, tax and other services to be provided by the principal accountants of the Registrant. The audit committee has delegated pre-approval authority to its Chairman for any subsequent new engagements that arise between regularly scheduled meeting dates provided that any such pre-approved fees are presented to the audit committee at its next regularly scheduled meeting.

(e) (2) None of the services described in paragraphs (b)-(d) above were approved by the Registrant’s audit committee pursuant to the “de minimis exception” in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) The amount of non-audit fees that were billed by the Registrant's accountant for services rendered to:

(i)	The Registrant, and (ii) the Registrant's investment adviser and any control person of the adviser that provides ongoing services to the Registrant for the fiscal years ended March 31, 2025 and ended March 31, 2026, were $0 and $0, respectively.

(h) The Registrant's audit committee has considered whether the provision of non-audit services that may be rendered to the Registrant's investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence. No such services were rendered.

(i) Not applicable.

(j) Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

(a) The Schedule of Investments is included as part of the report to partners filed under Item 1 of this form.

(b) Not applicable.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies.

Not applicable.

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Not applicable.

Item 9. Proxy Disclosures for Open-End Management Investment Companies.

Not applicable.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

Not applicable.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

Not applicable.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Subject to the Board’s oversight, the Registrant has delegated responsibility to vote proxies related to the securities held in the Fund’s portfolio to its Investment Adviser, Neuberger Berman Investment Advisers LLC (“NBIA”). Under this authority, NBIA is required by the Board to vote proxies related to portfolio securities in the best interests of the Registrant and its partners. The Board permits NBIA to contract with a third party to obtain proxy voting and related services, including research of current issues.

NBIA has implemented written Proxy Voting Policies and Procedures (“Proxy Voting Policy”) that are designed to reasonably ensure that NBIA votes proxies prudently and in the best interest of its advisory clients for whom NBIA has voting authority, including the Registrant. The Proxy Voting Policy also describes how NBIA addresses any conflicts that may arise between its interests and those of its clients with respect to proxy voting.

NBIA’s Governance and Proxy Committee (“Proxy Committee”) is responsible for developing, authorizing, implementing and updating the Proxy Voting Policy, administering and overseeing the proxy voting process and engaging and overseeing any independent third-party vendors as voting delegates to review, monitor and/or vote proxies. In order to apply the Proxy Voting Policy noted above in a timely and consistent manner, NBIA utilizes Glass, Lewis & Co. (“Glass Lewis”) to vote proxies in accordance with NBIA’s voting guidelines. In instances where a material conflict has been determined to exist, NBIA will generally instruct that such shares be voted in the same proportion as other shares are voted with respect to a proposal, subject to applicable legal, regulatory and operational requirements.

NBIA retains final authority and fiduciary responsibility for proxy voting. NBIA believes that this process is reasonably designed to address material conflicts of interest that may arise between NBIA and a client as to how proxies are voted.

In the event that an investment professional at NBIA believes that it is in the best interests of a client or clients to vote proxies in a manner inconsistent with NBIA’s proxy voting guidelines, the Proxy Committee will review information submitted by the investment professional to determine that there is no material conflict of interest between NBIA and the client with respect to the voting of the proxy in that manner. In the event that the Proxy Committee determines that such vote will not present a material conflict, the Proxy Committee will make a determination whether to vote such proxy as recommended by the NB investment professional.

If the Proxy Committee determines that the voting of a proxy as recommended by the investment professional would not be appropriate, the Proxy Committee shall: (i) take no further action, in which case Glass Lewis shall vote such proxy in accordance with the voting guidelines; (ii) disclose such conflict to the client or clients and obtain written direction from the client as to how to vote the proxy; (iii) suggest that the client or clients engage another party to determine how to vote the proxy; (iv) instruct that such shares be voted in the same proportion as other shares are voted with respect to a proposal, subject to applicable legal, regulatory and operational requirements; or (v) engage another independent third party to determine how to vote the proxy.

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1) Identification of Portfolio Manager(s) or Management Team Members and Description of Role of Portfolio Manager(s) or Management Team Member - As of March 31, 2026:

Neuberger Berman Private Markets’ Private Investment Portfolios and Co-Investment Team is responsible for the day-to-day management of the Fund and is led by the Private Investment Portfolio and Co-Investment Investment Committee (the “Investment Committee”), which serve as the Fund's Portfolio Managers and is comprised of twelve members. The Investment Committee and other senior private equity investment personnel also have responsibility for managing private equity investments made on behalf of third-party investors, sourcing new investment opportunities, performing due diligence on all new investment opportunities and monitoring existing investments.

The Investment Committee is responsible for the development, selection, and ongoing monitoring and realization of investments:

Kent Chen, CFA, is a Managing Director of Neuberger Berman and leader of the firm’s private equity efforts in the Asia Pacific region. He is a member of the Private Investment Portfolios and Co-Investment Investment Committee. Mr. Chen joined Neuberger Berman in May 2015 from the Hong Kong Monetary Authority (HKMA) after 17 years of central banking career in various positions including Deputy Chief Representative of the HKMA’s New York Office and Advisor to the Executive Director for China at the International Monetary Fund in Washington D.C. From 2008, Mr. Chen helped to establish the HKMA’s private equity program, comprising of global buyout, Asia private equity and global energy investments. Before joining the HKMA in 1998, Mr. Chen was Head of China Research at Daiwa Securities in Hong Kong covering the Chinese stocks market with a focus on infrastructure, energy and power equipment stocks. Mr. Chen has been awarded the Chartered Financial Analyst designation and earned a MPA from Columbia University, MBA from University of Hull and BS in Economics from University of London.

Paul Daggett, CFA is a Managing Director of Neuberger Berman and a senior member of the firm's Private Investment Portfolios and Co-Investments team. He is a member of the Private Investment Portfolios and Co-Investment Investment Committee. Prior to joining Neuberger Berman in 2004, Mr. Daggett worked in the European Equity Derivatives Group at JPMorgan Chase & Co. He holds an MBA from the Cox School of Business at Southern Methodist University and a BEng, with honors, in Aeronautical Engineering from the University of Bristol. Mr. Daggett is a Fellow of the Institute of Chartered Accountants in England and Wales (FCA) and holds the Chartered Financial Analyst designation.

Michael Kramer is a Managing Director of Neuberger Berman. He is a member of the Private Investment Portfolios and Co-Investment, Credit Opportunities, and Marquee Brands Investment Committees as well as a member of the Board of Directors for Marquee Brands. Before joining Neuberger Berman in 2006, Mr. Kramer was a vice president at The Cypress Group, a private equity firm with $3.5 billion under management. Prior thereto, he worked as an analyst at PaineWebber Incorporated. Mr. Kramer holds an MBA from Harvard Business School and a BA, cum laude, from Harvard College.

David Morse is a Managing Director of Neuberger Berman and is the Global Co-Head of Private Equity Co-Investments. He is also a member of the Private Investment Portfolios and Co-Investment Investment Committee and Private Debt Investment Committee. Mr. Morse joined Lehman Brothers in 2003 as a Managing Director and principal in the Merchant Banking Group where he helped raise and invest Lehman Brothers Merchant Banking Partners III L.P. Prior to joining Lehman Brothers, Mr. Morse was a founding Partner of Hampshire Equity Partners (and its predecessor entities). Founded in 1993, Hampshire is a middle-market private equity and corporate restructuring firm with $825 million of committed capital over three private equity funds. Prior to Hampshire, Mr. Morse worked in GE Capital’s Corporate Finance Group providing one-stop financings to middle-market buyouts. Mr. Morse began his career in 1984 in Chemical Bank’s middle-market lending group. Mr. Morse holds an MBA from the Tuck School of Business at Dartmouth College and a BA in Economics from Hamilton College. Mr. Morse is a former member of the MBA Advisory Board of the Tuck School and of the Alumni Council of Hamilton College, and is a current member of the Board of Trustees of the Berkshire School.

Joana Rocha Scaff is a Managing Director of Neuberger Berman, Head of Europe Private Equity and a member of the Private Investment Portfolio and Co-Investment and Strategic Capital Investment Committees. She is also a member of Neuberger Berman’s ESG Advisory Committee. Ms. Rocha Scaff has over 20 years of experience in financial markets, the majority of which in private equity investing and prior to that in investment banking. She has been with the firm since 2005. Prior to NB Private Equity, Ms. Rocha Scaff worked in the investment banking division of Lehman Brothers, and prior to that at Citigroup Global Markets and Espirito Santo Investment Bank. She advised on corporate transactions including M&A, financial restructurings and public equity and debt offerings in the United States, Europe and Brazil. Ms. Rocha Scaff received her M.B.A. from Columbia Business School and her B.A. in Business Management and Administration from the Universidade Catolica of Lisbon. Ms. Rocha Scaff is the current Chair of the LP Committee of the BVCA – British Private Equity Association and a member of the Limited Partner Advisory Committee of multiple European private equity funds.

Jonathan D. Shofet is the Global Head of Neuberger Bermans’s Private Investment Portfolios and Co-Investments group and is a Managing Director of Neuberger Berman. He is a member of the Private Investment Portfolios and Co-Investment Investment Committee. Prior to joining Neuberger Berman in 2005, Mr. Shofet was a member of the Lehman Brothers Private Equity division, focusing on mid-through late-stage equity investments primarily in the technology, communications and media sectors. Prior to that, Mr. Shofet was a member of the Lehman Brothers Investment Banking division, where he focused on public and private financings, as well as strategic advisory in the real estate, technology and utility sectors. Mr. Shofet has been, or currently sits, on the Limited Partner Advisory Boards of a number of funds including those managed by Amulet Capital, Beacon Capital Partners, Castlelake, Cerberus Institutional Partners, Clearlake Capital, ComVest Investment Partners, DFW Capital, Oak Hill Capital Partners, Platinum Equity, Thomas H. Lee Partners and Vector Capital Partners. He has also been a Board Observer for several private companies. Mr. Shofet holds a B.A. from Binghamton University, where he graduated summa cum laude, Phi Beta Kappa.

David Stonberg is a Managing Director of Neuberger Berman and the Global Co-Head of Private Equity Co-Investments. He is also a member of the Private Investment Portfolios and Co-Investment Investment Committee, as well as the Renaissance, Secondary, Real Estate Secondary and Strategic Capital Investment Committees. Before joining Neuberger Berman in 2002, Mr. Stonberg held several positions within Lehman Brothers’ Investment Banking Division including providing traditional corporate and advisory services to clients as well as leading internal strategic and organizational initiatives for Lehman Brothers. Mr. Stonberg began his career in the Mergers and Acquisitions Group at Lazard Frères. Mr. Stonberg holds an MBA from the Stern School of New York University and a BSE. from the Wharton School of the University of Pennsylvania.

Elizabeth Traxler is a Managing Director of Neuberger Berman and a senior member of the private equity investment team. She is a member of the Private Investment Portfolios and Co-Investment Investment Committee, as well as the Secondary Investment Committee. Prior to joining Neuberger Berman in 2008, Ms. Traxler was at Wachovia Capital Partners (now known as Pamlico Capital), where she focused on making direct growth equity and buyout investments across a broad range of industries. Ms. Traxler also worked at Wachovia Securities in the Leveraged Capital Group, which provided senior and mezzanine debt for private equity-backed transactions. She is currently a Board Observer for several private companies and Advisory Board member for a number of private equity funds. Ms. Traxler received an MBA from the Kellogg School of Management at Northwestern University and a BA, cum laude, in Economics from Vanderbilt University.

Anthony Tutrone is the Global Head of NB Alternatives and a Managing Director of Neuberger Berman. He is a member of all Neuberger Berman Private Equity’s Investment Committees. Anthony is also a member of Neuberger Berman's Partnership, Operating, and Asset Allocation Committees. Prior to Neuberger Berman, from 1994 to 2001, Anthony was a Managing Director and founding member of The Cypress Group, a private equity firm focused on middle market buyouts that managed approximately $3.5 billion of commitments. Anthony began his career at Lehman Brothers in 1986, starting in Investment Banking and in 1987 becoming one of the original members of the firm’s Merchant Banking Group. This group managed a $1.2 billion private equity fund focused on middle market buyouts. He has been a member of the board of directors of several public and private companies and has sat on the advisory boards of several private equity funds. Anthony earned an MBA from Harvard Business School and a BA in Economics from Columbia University.

Peter von Lehe, JD, is the Head of Investment Solutions and Strategy and is a Managing Director of Neuberger Berman. He is also a member of the Private Investment Portfolios and Co-Investment Investment Committee, as well as the Athyrium, Marquee Brands and Renaissance Investment Committees. Mr. von Lehe sits on the Limited Partner Advisory Boards of a number of investment relationships globally on behalf of Neuberger Berman funds. Previously, Mr. von Lehe was a Managing Director and Deputy Head of the Private Equity Fund of Funds unit of Swiss Reinsurance Company. At Swiss Re, Mr. von Lehe was responsible for investment analysis and product structuring and worked in both New York and Zurich. Before that, he was an attorney with the law firm of Willkie Farr & Gallagher LLP in New York focusing on corporate finance and private equity transactions. He began his career as a financial analyst for a utility company, where he was responsible for econometric modeling. Mr. von Lehe received a BS with Honors in Economics from the University of Iowa and a JD with High Distinction, from the University of Iowa College of Law. He is a member of the New York Bar.

Jacquelyn Wang is a Managing Director of Neuberger Berman and a senior member of the private equity investment team. She is a member of the Private Investment Portfolios and Co-Investment Investment Committee. Ms. Wang joined Neuberger Berman in 2007, focusing on direct Co-investments, Primary Investments and Secondary Investments. Prior to joining Neuberger Berman, Ms. Wang worked in Corporate Development at Verizon Communications focused on corporate M&A. Previously, Ms. Wang worked at Spectrum Equity Investors, where she was responsible for sourcing, executing and evaluating buyout and growth equity investments in media, technology and telecom. Ms. Wang began her career in the investment banking division of Lehman Brothers advising on corporate transactions in the communications and media industries. Ms. Wang received an MBA from The Wharton School of the University of Pennsylvania and a BA with honors from The Johns Hopkins University.

Patricia Miller Zollar is a Managing Director of Neuberger Berman and a leader of the firm’s Private Investment Portfolios practice. She is a member of the Private Investment Portfolios and Co-Investment Investment Committee. Additionally, Ms. Zollar sits on the limited partner advisory boards of a number of funds. Before rejoining Neuberger Berman in 2004, Ms. Zollar was a vice president in the Asset Management Division of Goldman Sachs. Ms. Zollar began her career as a Certified Public Accountant in the Audit Division of Deloitte & Touche. She received her MBA from Harvard Business School and her BS, with highest distinction, from North Carolina A&T State University, where she is Chairperson Emeritus of the Board of Trustees and the recipient of an honorary Doctorate degree. Ms. Zollar is a member of the Executive Leadership Council, the Harvard Business School Alumni Board and was a former member of the executive board of the National Association of Investment Companies. She serves as Vice Chairman of The Apollo Theater and a member of the Investment Committee of the Robert Wood Johnson Foundation’s Board of Trustees.

(a)(2) Other Accounts Managed by Portfolio Manager(s) or Management Team Member - As of March 31, 2026:

The following table lists the number and types of accounts, other than the Fund, managed by the Fund’s Portfolio Management Team and assets under management in those accounts, as of March 31, 2026. Please note that registered investment companies in a "master-feeder" structure are counted as one investment company for purposes for determining the number of accounts managed.

Kent Chen

Registered Investment Companies Managed		Pooled Vehicles Managed		Other Accounts Managed
Number	Total Assets	Number	Total Assets	Number	Total Assets
5	$3,550,851,400	36	$24,864,701,909	148	$68,000,824,539

Registered Investment Companies Managed		Pooled Vehicles Managed		Other Accounts Managed
Number with Performance- Based Fees	Total Assets with Performance-Based Fees	Number with Performance- Based Fees	Total Assets with Performance-Based Fees	Number with Performance- Based Fees	Total Assets with Performance-Based Fees
5	$3,550,851,400	36	$24,864,701,909	148	$68,000,824,539

Paul Daggett

Registered Investment Companies Managed		Pooled Vehicles Managed		Other Accounts Managed
Number	Total Assets	Number	Total Assets	Number	Total Assets
5	$3,550,851,400	36	$24,864,701,909	148	$68,000,824,539

Registered Investment Companies Managed		Pooled Vehicles Managed		Other Accounts Managed
Number with Performance- Based Fees	Total Assets with Performance-Based Fees	Number with Performance- Based Fees	Total Assets with Performance-Based Fees	Number with Performance- Based Fees	Total Assets with Performance-Based Fees
5	$3,550,851,400	36	$24,864,701,909	148	$68,000,824,539

Michael Kramer

Registered Investment Companies Managed		Pooled Vehicles Managed		Other Accounts Managed
Number	Total Assets	Number	Total Assets	Number	Total Assets
5	$3,550,851,400	36	$24,864,701,909	148	$68,000,824,539

Registered Investment Companies Managed		Pooled Vehicles Managed		Other Accounts Managed
Number with Performance- Based Fees	Total Assets with Performance-Based Fees	Number with Performance- Based Fees	Total Assets with Performance-Based Fees	Number with Performance- Based Fees	Total Assets with Performance-Based Fees
5	$3,550,851,400	36	$24,864,701,909	148	$68,000,824,539

David Morse

Registered Investment Companies Managed		Pooled Vehicles Managed		Other Accounts Managed
Number	Total Assets	Number	Total Assets	Number	Total Assets
5	$3,550,851,400	36	$24,864,701,909	148	$68,000,824,539

Registered Investment Companies Managed		Pooled Vehicles Managed		Other Accounts Managed
Number with Performance- Based Fees	Total Assets with Performance-Based Fees	Number with Performance- Based Fees	Total Assets with Performance-Based Fees	Number with Performance- Based Fees	Total Assets with Performance-Based Fees
5	$3,550,851,400	36	$24,864,701,909	148	$68,000,824,539

Joana P. Rocha Scaff

Registered Investment Companies Managed		Pooled Vehicles Managed		Other Accounts Managed
Number	Total Assets	Number	Total Assets	Number	Total Assets
5	$3,550,851,400	41	$37,191,673,484	158	$69,425,849,539

Registered Investment Companies Managed		Pooled Vehicles Managed		Other Accounts Managed
Number with Performance- Based Fees	Total Assets with Performance-Based Fees	Number with Performance- Based Fees	Total Assets with Performance-Based Fees	Number with Performance- Based Fees	Total Assets with Performance-Based Fees
5	$3,550,851,400	41	$37,191,673,484	158	$69,425,849,539

Jonathan D. Shofet

Registered Investment Companies Managed		Pooled Vehicles Managed		Other Accounts Managed
Number	Total Assets	Number	Total Assets	Number	Total Assets
5	$3,550,851,400	36	$24,864,701,909	148	$68,000,824,539

Registered Investment Companies Managed		Pooled Vehicles Managed		Other Accounts Managed
Number with Performance- Based Fees	Total Assets with Performance-Based Fees	Number with Performance- Based Fees	Total Assets with Performance-Based Fees	Number with Performance- Based Fees	Total Assets with Performance-Based Fees
5	$3,550,851,400	36	$24,864,701,909	148	$68,000,824,539

David S. Stonberg

Registered Investment Companies Managed		Pooled Vehicles Managed		Other Accounts Managed
Number	Total Assets	Number	Total Assets	Number	Total Assets
5	$3,550,851,400	46	$43,602,108,984	159	$69,500,849,539

Registered Investment Companies Managed		Pooled Vehicles Managed		Other Accounts Managed
Number with Performance- Based Fees	Total Assets with Performance-Based Fees	Number with Performance- Based Fees	Total Assets with Performance-Based Fees	Number with Performance- Based Fees	Total Assets with Performance-Based Fees
5	$3,550,851,400	46	$43,602,108,984	159	$69,500,849,539

Elizabeth Traxler

Registered Investment Companies Managed		Pooled Vehicles Managed		Other Accounts Managed
Number	Total Assets	Number	Total Assets	Number	Total Assets
5	$3,550,851,400	41	$37,191,673,484	158	$69,425,849,539

Registered Investment Companies Managed		Pooled Vehicles Managed		Other Accounts Managed
Number with Performance- Based Fees	Total Assets with Performance-Based Fees	Number with Performance- Based Fees	Total Assets with Performance-Based Fees	Number with Performance- Based Fees	Total Assets with Performance-Based Fees
5	$3,550,851,400	41	$37,191,673,484	158	$69,425,849,539

Anthony D. Tutrone

Registered Investment Companies Managed		Pooled Vehicles Managed		Other Accounts Managed
Number	Total Assets	Number	Total Assets	Number	Total Assets
5	$3,550,851,400	46	$43,602,108,984	159	$69,500,849,539

Registered Investment Companies Managed		Pooled Vehicles Managed		Other Accounts Managed
Number with Performance- Based Fees	Total Assets with Performance-Based Fees	Number with Performance- Based Fees	Total Assets with Performance-Based Fees	Number with Performance- Based Fees	Total Assets with Performance-Based Fees
5	$3,550,851,400	46	$43,602,108,984	159	$69,500,849,539

Peter J. von Lehe

Registered Investment Companies Managed		Pooled Vehicles Managed		Other Accounts Managed
Number	Total Assets	Number	Total Assets	Number	Total Assets
5	$3,550,851,400	36	$24,864,701,909	148	$68,000,824,539

Registered Investment Companies Managed		Pooled Vehicles Managed		Other Accounts Managed
Number with Performance- Based Fees	Total Assets with Performance-Based Fees	Number with Performance- Based Fees	Total Assets with Performance-Based Fees	Number with Performance- Based Fees	Total Assets with Performance-Based Fees
5	$3,550,851,400	36	$24,864,701,909	148	$68,000,824,539

Jacquelyn Wang

Registered Investment Companies Managed		Pooled Vehicles Managed		Other Accounts Managed
Number	Total Assets	Number	Total Assets	Number	Total Assets
5	$3,550,851,400	36	$24,864,701,909	148	$68,000,824,539

Registered Investment Companies Managed		Pooled Vehicles Managed		Other Accounts Managed
Number with Performance- Based Fees	Total Assets with Performance-Based Fees	Number with Performance- Based Fees	Total Assets with Performance-Based Fees	Number with Performance- Based Fees	Total Assets with Performance-Based Fees
5	$3,550,851,400	36	$24,864,701,909	148	$68,000,824,539

Patricia Miller Zollar

Registered Investment Companies Managed		Pooled Vehicles Managed		Other Accounts Managed
Number	Total Assets	Number	Total Assets	Number	Total Assets
5	$3,550,851,400	36	$24,864,701,909	148	$68,000,824,539

Registered Investment Companies Managed		Pooled Vehicles Managed		Other Accounts Managed
Number with Performance- Based Fees	Total Assets with Performance-Based Fees	Number with Performance- Based Fees	Total Assets with Performance-Based Fees	Number with Performance- Based Fees	Total Assets with Performance-Based Fees
5	$3,550,851,400	36	$24,864,701,909	148	$68,000,824,539

Potential Conflicts of Interests

Real, potential or apparent conflicts of interest may arise should members of the Portfolio Management Team have day-to-day portfolio management responsibilities with respect to more than one fund. Portfolio Management Team members may manage other accounts with investment strategies similar to the Registrant, including other investment companies, pooled investment vehicles and separately managed accounts. Fees earned by the Investment Adviser may vary among these accounts and Portfolio Management Team members may personally invest in these accounts. These factors could create conflicts of interest because the Portfolio Management Team members may have incentives to favor certain accounts over others, that could result in other accounts outperforming the Registrant. A conflict may also exist if a Portfolio Management Team member identifies a limited investment opportunity that may be appropriate for more than one account, but the Registrant is not able to take full advantage of that opportunity due to the need to allocate that opportunity among multiple accounts. In addition, a Portfolio Management Team member may execute transactions for another account that may adversely impact the value of securities held by the Registrant. However, the Investment Adviser believes that these risks are mitigated by the fact that accounts with like investment strategies managed by the Portfolio Management Team members are generally managed in a similar fashion and the Investment Adviser has policies that seek to allocate opportunities on a fair and equitable basis, taking into consideration the investment objectives and strategies and any legal, tax or regulatory considerations.

(a)(3) Compensation Structure of Portfolio Manager(s) or Management Team Members - As of March 31, 2026:

Neuberger Berman's compensation philosophy is one that focuses on rewarding performance and incentivizing our employees. We are also focused on creating a compensation process that we believe is fair, transparent, and competitive with the market.

Compensation for the Fund’s Portfolio Management Team consists of a fixed base salary and annual discretionary, performance-based bonus, which is a variable portion of total compensation. Members of the investment team also participate in the allocation of carried interest from funds managed by the investment team that charge carried interest. Compensation is paid from a portfolio management team compensation pool made available to the portfolio management team with which the investment professional is associated. The size of the team compensation pool is determined based on a number of factors including the revenue that is generated by that particular portfolio management team, less certain adjustments. The percentage allocated to individual team participants is based on a variety of criteria, including investment performance (including the aggregate multi-year track record), utilization of central resources (including research, sales and operations/support), business building to further the longer term sustainable success of the investment team, effective team/people management, and overall contribution to the success of Neuberger Berman.

The terms of our long-term retention incentives are as follows:

●	Employee-Owned Equity. Certain employees (primarily senior leadership and investment professionals) participated in Neuberger Berman’s equity ownership structure, which was launched as part of the firm’s management buyout in 2009 and designed to incentivize and retain key personnel. We currently offer an equity acquisition program which allows employees a more direct opportunity to invest in Neuberger Berman.

●	Contingent Compensation. Certain employees may participate in the Neuberger Berman Group Contingent Compensation Plan (the “CCP”) to serve as a means to further align the interests of our employees with the success of the firm and the interests of our clients, and to reward continued employment. Under the CCP, up to 20% of a participant’s annual total compensation in excess of $500,000 is contingent and subject to vesting. The contingent amounts are maintained in a notional account that is tied to the performance of a portfolio of Neuberger Berman investment strategies as specified by the firm on an employee-by-employee basis. By having a participant’s contingent compensation tied to Neuberger Berman investment strategies, each employee is given further incentive to operate as a prudent risk manager and to collaborate with colleagues to maximize performance across all business areas. In the case of members of investment teams, the CCP is currently structured so that such employees have exposure to the investment strategies of their respective teams as well as the broader Neuberger Berman portfolio.

●	Restrictive Covenants. Most investment professionals, including Portfolio Fund Managers, are subject to notice periods and restrictive covenants which include employee and client non-solicit restrictions as well as restrictions on the use of confidential information. In addition, depending on participation levels, certain professionals who have received equity grants have also agreed to additional notice and transition periods and, in some cases non-compete restrictions.

(a)(4) Disclosure of Securities Ownership.

As of March 31, 2026, no Portfolio Management Team member owned any interest in the Registrant.

(b) Not applicable.

Item 14. Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 15. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which partners may recommend nominees to the Board.

Item 16. Controls and Procedures.

(a) The Registrant's Principal Executive Officer and Principal Financial Officer have concluded that the Registrant's disclosure controls and procedures as defined in Rule 30a-3(c) under the 1940 Act were effective as of a date within 90 days prior to the filing date of this report, based on their evaluation of the effectiveness of the Registrant's disclosure controls and procedures, as required by Rule 30a-3(b) of the 1940 Act.

(b) There were no changes in the Registrant's internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a) The Fund did not engage in any securities lending activity during the fiscal year ended March 31, 2026.

(b) The Fund did not engage in any securities lending activity and did not engage a securities lending agent during the fiscal year ended March 31, 2026.

Item 18. Recovery of Erroneously Awarded Compensation.

Not applicable.

Item 19. Exhibits.

(a)(1)	A copy of the Code of Ethics is incorporated by reference to NB Private Markets Access Fund LLC’s Form N-CSR, Investment Company Act file number 811-23591 (filed May 21, 2026).

(a)(2)	Not applicable.

(a)(3)	Separate certifications for the Registrant's Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(a) under the 1940 Act, are filed herewith.

(a)(4)	Not applicable.

(a)(5)	Not applicable.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act is furnished herewith.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NB Crossroads Private Markets Fund (TE) Advisory LP

By:	/s/ David Morse
David Morse
Vice President

Date: June 5, 2026

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ David Morse
David Morse
Vice President
(Principal Executive Officer)

Date: June 5, 2026

By:	/s/ Mark Bonner
Mark Bonner
Treasurer
(Principal Financial Officer)

Date: June 5, 2026